                                                                   EXHIBIT 10.30

                                                                   Place: Madras

                                                                   Date:

The State Bank of Hyderabad

MADRAS - 600001

         WHEREAS, the undersigned us/are Director/s of Moduler Electronics _______Limited Co. carrying on business as manufacturers and exporters of Electronic Components of Computer hardware hereinafter called the "THE BORROWER".

         AND WHEREAS the State Bank of Hyderabad has at my/our request agreed to grant/has granted/renewed/renew/continue/continued loans facility/facilities to such as amount/s from time to time under different loan account/s as the said Bank in its discretion shall think proper in respect of each such facility, in the aggregate not to exceed Rs. 210,00,000 besides interest and costs, charges etc. On such conditions as to security, interest rate, charges etc. as it may stipulate from time to time.

1. In consideration of such grant/renewal/continuation of the said facility/ies I/we, the undersigned, in my/our individual and personal capacity besides my/our liability as Director/s of the Borrower), hereby agree to pay and satisfy to your Bank on demand, up to the amount herein above mentioned, all monies and liabilities of the Borrower under the aforesaid facilities already advanced, paid or renewed on such accounts and/or which you may at any time advance/pay or incur by way of sanction/renewal/continuance of the said facility/ies to the borrower together with all interest, discount, commission or charges costs and expenses etc., which may be or may become payable in connection therewith.

2. AND I/We further agree that my/our guarantee shall be considered continuing/not-with-standing it may in the meantime at any time or from time to time be brought to credit in respect of one or more or all of the said facilities, until notice in writing that the same is closed is given by your Bank.

3. I/We further agree that the said Bank shall be at liberty to take other securities for the said account/s or any part thereof and to release or for-bear to enforce all or any of its remedies upon or under such securities and my collateral security or securities now held/come to be held by the Bank and that no such release or forbearance as aforesaid shall have the effect of releasing me/us from my/our liability or of prejudicing the said Bank's rights and remedies against me/us under this guarantee and that I/We shall have no right to the benefit of any other security that may be held by the said Bank until the said account/s covering the different facilities against the borrower or any other account what-so-ever shall have been fully satisfied and then in so for only as such security shall have not been exhausted for the purpose of releasing the amount of the said Bank's claims and noteably only with other guarantors or other persons (if any) entitled to the benefit of such securities respectively.

4. I/We further agree that if the Borrower shall become insolvent bankrupt, enter into liquidation (compulsory or voluntary) or make any arrangement or composition with creditors the said Bank may (notwithstanding payment to the said Bank by me/us or any other person/s of the whole or any part of the amount hereby secured) Bank creditor and prove against the State of the Borrower for the full amount of all the said Bank's claims against the Borrower or agree to and accept any composition in respect of thereof and the said Bank may receive retain the whole of the dividends composition or other payments thereon to the exclusion of composition or other payments thereon to the exclusion of all/my/our rights as guarantor/s for the Borrower in competition with the said Bank until all the said Bank's claims are fully satisfied and I/We will not by paying off the amount payable by me/us of any part thereof or otherwise prove or claim against the state of the Borrower until the whole of the said Bank may enforce and recover payment from me/us of the full amount payable by me/us not with-standing any such proof or composition as aforesaid.

5. I/We further agree that the Borrower being a private limited company my/our guarantee and obligations hereunder shall not be affected by any change in the constitution of the Board of Directors of style of such company at any time.

6. I/We further agree that if all or any of the facilities is/are intended to be secured by the hypothecation and/or pledge of goods and/or documents of title to goods under separate agreement to be taken from time to time and entered into by the borrower with the said Bank which agreement contains stipulations as to the insurance assignment and delivery of insurance policies to the said Bank and as to the margin of value of goods under security to be maintained and the periodical furnishing of different statements to the said Bank and other matters We/I agree that no failure in requiring or enforcing the observance or performance of any of the said stipulations or terms shall have the effect of releasing us/me from our/my liability incurred in our/my individual capacity or of prejudicing the said Bank's right or remedies against us/me under the guarantee.

7. I/We further agree that notwithstanding anything herein before contained I/We shall be severally liable to the Bank or the full amount of the said facilities and that the Bank shall be at liberty to sue either or any of us in respect of such or any one or more of them without joining the other or others of us and not-with-standing any degree in any such suit subsequently to sue the other or others of us to proceed to judgment and execution at the option of the Bank until its claim is fully satisfied.

         Signed sealed and delivered by the said

         [                                     ]

                                                                       H.O. 1362

                                                                        FORM C.5

                          LETTER REGARDING THE GRANT OF
                   INDIVIDUAL LIMITS WITHIN THE OVERALL LIMIT

                                                    Date: 02-08-94

To,                                         (To be stamped as an agreement)

Modular Electronics                 (Particulars of charge to be registered with
________________Ltd.                    the Register of Companies in the case of
406, Dalamai Towers                                          borrower companies)

__________________

Nzaimar Point

Bombay - 400 027

Dear Sirs,

         In pursuance of Clauses 5 and 6 of the Agreement of Loan dated the ____________ day of ___________________ 19____________________________ and
Clause 3 of the Agreement of Hypothecation dated the __________ day of ____________________ 19____ and clause 3 of the Agreement of pledge dated the
______ day of _______________ 19_____ executed for the overall limit of Rs. 210,00,000 (Rupees only) we are pleased to advise you that within the overall or aggregate limit we have decided to grant to you the following individual limits at the rates of interest mentioned there against:

- ---------------------------------------------------------------------------------------------
     Serial No.             Nature of Facility         Limit              Rate of Interest
                                                      Rs._____
- ---------------------------------------------------------------------------------------------
1. Foreign  Bills           Purchase Discount          80.00            As per RBI directives

2. Letters of ____          (_________)                130.00           As per ________

3.

4.

Etc.,

and on the terms and conditions contained in the said Agreements.

2. You shall maintain and provide the following margin(s) in respect of the aforesaid limit(s):

- --------------------------------------------------------------------------------
     Serial No.                Particulars of the item Limit              Margin
- --------------------------------------------------------------------------------

(i)   Raw materials

(ii)  Stocks-in-process

(iii) Finished goods

(iv)  Any others (specify)

(v)   Book debts/receivables

(vi)  Land and buildings/plant

4.***This letter modifies/supercedes the individual limits granted to you earlier in terms of Form C.5 dated the _____________________________ day of 19___

 ***Delete if not applicable

5. We are forwarding this letter in duplicate and shall be glad if you will return to us the original letter dully signed by you below the words "We Accept" appearing at the bottom of this letter and retain the duplicate thereof for your record.

Your's faithfully,

For State Bank of HYDERABAD

/S/__________________

Asst. General Manager

Overseas Branch, Madras

                                                                       We accept


                                                                        Borrower

Note: In case the Borrower is a limited company, the acceptance should be under the Common Seal of the Company affixed as per its articles of Association.

         The Common Seal of the ______ Modular _____ P. LTD was _____ unto affixed pursuant to a Resolution passed in this behalf by the Board of Directors at their meeting held on 4-8-1994 in the presence of Mr. [ ] Director AND Mr. B.V. Shah _______ who have set their _____ in token thereof.

                                FORM C.1 HO. 1354

                                            (To be stamped as an agreement, as a
                                            General Power of Attorney and also
                                            as Declaration of Trust)

                      (AGREEMENT OF LOAN FOR OVERALL LIMIT)

                              MEMORANDUM OF AGREEMENT made the
                              _______________________ day of _________________
                              One thousand nine hundred and between
                              Shri/Smt/Kum*

* Please insert the name of
the Borrower

**Please insert the full
address of the place of
business.

***Please insert the name
of the firs

         NOW IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES as follows:

Statements and particulars            1. The Borrower's application dated
proposals are correct.                28-04-94 and subsequent correspondence
                                      with the bank (hereinafter collectively
                                      referred to as "the Borrower's proposal") shall be deemed to constitute the basis of this Agreement and the credit facilities to be granted by the bank hereinafter and the Borrower hereby warrants the correctness of each and every statement and particulars therein contained and undertakes to carry out the proposal therein set forth.

Facilities to be governed             2. The Borrower declares and confirms that
arrangement letter.                   the aforesaid credit facilities agreed to
                                      be granted to the Borrower shall be
                                      governed by the terms and conditions as
                                      set out in the sanction/arrangement letter
                                      No. Adv/OSM/ dated 27-07-94 also herein
                                      contained, as well as those embodied in
                                      the relative security documents.

- --------
* (hereinafter referred to as "the borrower" which expression shall unless repugnant to the context or meaning thereof be deemed to include them and survivors or survivor of the partners or partner for the time being thereof and his/her/their respective heirs, executors, administrators, legal representatives successors and permitted assigns) of the One Part.

Change in particulars to be           3. The borrower under takes to notify in
notified.                             writing to the Bank of any circumstances
                                      affecting the correctness of any of the
                                      particulars set forth in the Borrower's
                                      proposal immediately on the happening or occurrence of any such circumstance.

Covenants and declaration by          4. The Borrower declare affirms, confirms
Borrower regarding executors of       and covenants that:
security documents etc.
                                        (a) the execution on behalf of the
                                        Borrower of this Agreement has been and
                                        the execution on behalf of the Borrower
                                        of the security* documents will be
                                        validly authorised and the obligations
                                        expressed as being assumed by the
                                        Borrower hereunder and under the
                                        security documents by the Borrower
                                        constitute and will constitute valid
                                        legal and binding obligations of the
                                        borrower enforceable against the
                                        Borrower in accordance with their terms;

                                          (b) neither the execution and delivery
                                              hereof and of the security
                                              documents by the borrower nor the
                                              performance or observance of any
                                              of obligations of the Borrower
                                              hereunder or thereunder shall:

                                              (i)  conflict with or result in
                                                   any breach of law, statute,
                                                   rule, order, trust, agreement
                                                   or other instrument,
                                                   arrangement, obligation or
                                                   duty by which the Borrower is
                                                   bound; or

                                              (ii) cause any limitation on any
                                                   of the powers whatsoever of
                                                   the Borrower however imposed,
                                                   or on the right or ability of
                                                   the directors of the borrower
                                                   where the Borrower is a
                                                   company to exercise such
                                                   powers to be exceeded;

                                          (c) the Borrower is not in default
                                              under any law, rule, regulation,
                                              order, mortgage, thrust,
                                              instrument, agreement or other
                                              instrument arrangement, obligation
                                              or duty by which the Borrower
                                              ______und;

To be deleted in case non corporate       (d) the copies certified by the
borrower.                                     Borrower's Secretary, of the
                                              certificate of Incorporation and
                                              the Memorandum and Articles of
                                              ________tion of the Borrower are
                                              true and effective and the
                                              Borrower shall not during the
                                              currency of this Agreement cause
                                              any alteration to be made in any
                                              of them without
                                              prior notification to and written
                                              consent of the Bank;

*To be deleted in case of                *(e) the resolution passed by the
non-corporate borrower.                       Borrower in general meeting on
                                              _______________ 19 ____ consenting
                                              under Section 293 (i d) of the
                                              Companies Act, 1956 to the Board
                                              of Directors borrowing moneys in
                                              excess of the aggregate of the
                                              paid up capital of the Borrower
                                              and its free reserves, a certified
                                              copy of the minutes of which has
                                              been delivered by the Borrower to
                                              the Bank, is and, during the
                                              currency of this Agreement, shall
                                              remain adequate and effective to
                                              enable the Bank to grant and the
                                              Borrower to receive the credit
                                              facilities aforesaid;

                                          (f) the audited profit and loss
                                              account of the Borrower for the
                                              year ended 3-31-1993 and the
                                              audited balance sheet of the
                                              Borrower as of that date give a
                                              true and fair view of the results
                                              of the operations of the Borrower
                                              for that period and the financial
                                              position of the Borrower as of
                                              that date and that there has been
                                              no material change adverse to the
                                              business, assets, conditions or
                                              operations of the Borrower since
                                              that date;

                                          (g) no litigation or administrative or
                                              arbitration proceedings of or
                                              before any court governmental
                                              authority or arbitrator is
                                              presently taking place pending or
                                              threatened against the Borrower or
                                              against any of the assets of the
                                              Borrower;

                                          (h) all necessary resolutions,
                                              consents, licenses, approvals and
                                              authorisations of the Government
                                              of India and any political
                                              subdivision thereof and of any
                                              government ministry, authority,
                                              bureau or agency and of any other
                                              person or entity required in
                                              connection with the execution,
                                              delivery, performance, validity
                                              and enforceability of this
                                              Agreement and/or the establishment
                                              and continuance of the business
                                              activity of the Borrower and the
                                              transactions relating thereto have
                                              been duly obtained and are in full
                                              force and effect and in respect of
                                              all payments
                                              to be made by the Borrower to the
                                              Bank hereunder in foreign
                                              currencies are exempt and
                                              exonerated from Indian withholding
                                              tax and other taxes assessed or
                                              imposed by any Government or
                                              taxing authority thereof;

                                          (i) the approval of the Reserve Bank
                                              of India in respect of credit
                                              facilities granted/to be granted
                                              by the Bank in foreign currencies
                                              has been duly obtained and a
                                              certified copy thereof has been
                                              delivered to the Bank;

                                          (j) to take or cause to be taken in
                                          respect of credit facilities and
                                          repayments thereof in foreign
                                          currencies all action which may be or
                                          become necessary or appropriate in
                                          order to ensure the immediate
                                          availability of such foreign
                                          currencies for all repayment and
                                          discharge of the obligations of the
                                          Borrower hereunder;

                                          (k) in the event of default by the
                                          Borrower the Bank may;

                                            (i) apply and/or appropriate and/or
                                          set off any credit balance standing
                                          upon any account of the Borrower with
                                          an branch of the Bank in India
                                          ______________ and in whatever
                                          currency first in or towards
                                          satisfaction of any sum (whether of
                                          principal, interest or otherwise) due
                                          to the Bank from the Borrower
                                          hereunder and;

                                            (ii) in the name of the Borrower as
                                          the attorney of the Borrower to do all
                                          such acts and execute all such
                                          documents as the Bank may consider
                                          necessary or expedient in this regard;

To be deleted if there are no prior       (l) there exists no mortgage, charge,
mortgages or changes                      hypothecation, pledge lien,
                                          encumbrance or other security interest
                                          whatsoever the whole or any port of
                                          the undertaking or assets, present or
                                          future, including uncalled capital of
                                          the Borrower *except the following;

Facilities to be granted at the           (LIST OF EXCEPTIONS)
sole discretion of Bank.
                                          5. The Bank may at its sole and
                                          absolute discretion grant to the
                                          Borrower all or some or any of the
                                          aforesaid credit facilities either in
                                          Indian or foreign currencies by way of
                                          overdrafts, demand loans, loans, cash
                                          credits (by way of pledge lock and key
                                          type, factory type or mundy type or by
                                          way of hypothecation or in any other
                                          form including working capital term
                                          loan), term loans (including funding
                                          of interest or in any other form
                                          granted as part of rehabilitation
                                          packages), pre-shipment and
                                          post-shipment credit, opening of
                                          letters of credit, issuing of
                                          guarantees including deferred payment
                                          guarantees and indemnities,
                                          negotiation and discounting of demand
                                          and/or usance bills and cheques inland
                                          as well as foreign and such other
                                          facilities as may be agreed upon, from
                                          time to time to sums not exceeding at
                                          any one time in the aggregate the sum
                                          of Rs. 210,00,000/ (Rupees Two _____
                                          and ten _____ only) to be made
                                          available at* overseas branch, Madras
                                          or at any one or more branches
                                          of the Bank or at any one or more
                                          branches of any one or more associate
                                          Banks and/or State Bank of India of
                                          the Bank in India and/or abroad.

Facilities to be extended or              6. The Bank shall not be required to
contented at the sole discretion of       extend or continue any of the
Bank.                                     aforesaid credit facilities granted or
                                          to be granted to the Borrower
                                          otherwise than at the Bank's sole and
                                          absolute discretion and in no
                                          circumstance to an amount at any one
                                          time exceeding in the aggregate with
                                          the interest thereon and other costs,
                                          if any such limit as the Bank may,
                                          from time to time, decide in respect
                                          of each facility or in the aggregate.

Borrower's properties to be secured.      7. As security for payment and
                                          discharge by the Borrower to the Bank
                                          of said sum Rs. 210,00,000/s and
                                          interest and costs charges expenses
                                          and other monies due and payable by
                                          the Borrower to the bank under or in
                                          respect of the aforesaid credit
                                          facilities or any of them the Borrower
                                          shall, as may be required, create in
                                          favour of the Bank:

                                            (a) a mortgage in a form
                                                satisfactory to the Bank of all
                                                the Borrower's immovable
                                                properties both present and
                                                future; and

                                          (b) a first charge by way of
                                          hypothecation and/or pledge of the
                                          Borrower's entire goods, movables and
                                          other assets present and future
                                          including documents of title to the
                                          goods and assets, such as book-debts
                                          outstanding moneys, receivables
                                          including receivables by way of cash
                                          assistance and/or cash incentives
                                          under the Cash Incentive Scheme or any
                                          other Scheme, claims, including claims
                                          by way of refund of customs/excise
                                          duties under the Duty Drawback Credit
                                          Scheme or any other Scheme, bills,
                                          invoices, documents, contracts,
                                          insurance policies, guarantees,
                                          engagements, securities, investments
                                          and rights uncalled capital and all
                                          machinery present and future of such
                                          form satisfactory to the Bank.

Borrower to procure personally            8. The Borrower shall if required,
guarantees.                               procure irrevocable and unconditional
                                          guarantees from its Directors and/or
                                          others for the payment and discharge
                                          by the Borrower to the Bank of the sum
                                          Rs. 210,00,000/s and interest all cost
                                          charges and expenses and other monies
                                          due and payable by the Borrower to the
                                          Bank under in respect of the aforesaid
                                          credit facilities the form prescribed
                                          by the Bank.

To sell with prior approval
of Bank

                                          12. Subject always to the Bank's
                                          rights, powers and discretion under
                                          this Agreement, any security documents
                                          or otherwise the Borrower may with the
                                          prior written approval of the Bank and
                                          in due course of business sell from
                                          time to time the goods movables and
                                          other assets and receive the
                                          book-debts which may be/have been
                                          hypothecated, pledged mortgaged or
                                          charged to the Bank provided the
To maintained required margin of          margin(s) of security required by the
security                                  Bank are always fully maintained and
                                          on the terms of payment and delivery
                                          to the bank of the proceeds thereof
                                          and on the express understanding that
                                          the security created thereunder and
                                          all realisation recoveries and
                                          insurance proceeds therefor shall
                                          always be kept distinguishable and
                                          held as the Bank's exclusive property
                                          specifically appropriated to the
                                          security created thereunder to be
                                          dealt with only in accordance with
To keep charged machinery in good         the directions of the Bank.  It is
condition                                 further agreed that the Borrower
                                          shall-keep the machinery charged to
                                          the Bank by way of hypothecation,
                                          pledge or otherwise in good condition
                                          and shall do or cause to be done all
                                          acts and things necessary to keep the
                                          said machinery in good condition,
                                          provided that the Bank may in absolute
                                          discretion, without being bound to do
                                          so, spend such money as may be
                                          necessary to maintain its undisturbed
                                          possession of the said machinery and
                                          to preserve the security and the
                                          moneys so spent shall on demand be
                                          paid by the Borrower to the bank and
                                          until payment shall be debited to the
                                          accounts opened by the Bank in respect
                                          of the aforesaid credit facilities and
                                          carry interest accordingly. It is,
                                          however, understood that the Borrower
                                          shall not without the written consent
                                          of the bank first had and obtained
                                          remove the plant and machinery
                                          attached to the premises, if any,
Not to remove plant machinery             mortgaged to the Bank and in case of
                                          such removal shall replace the same by
                                          machinery, plant and fixtures and
                                          things of equivalent nature and value,
                                          provided that in the event of the bank
                                          agreeing in writing that any machinery
                                          plant or things as aforesaid so
                                          removed was redundant or became worn
                                          out or absolute and need not be
                                          replaced the same may be sold and the
                                          sale proceeds applied towards the
                                          satisfaction or payment of the
                                          amount(s) due to the Bank.

To keep registers of properties           13. Registers of immovable properties
charge.                                   and goods book-debts, movables and
                                          other assets
                                          hypothecated/pledged/mortgaged or
                                          otherwise charged to the bank shall be
                                          kept by the Borrower in respect of
                                          each of the aforesaid credit
                                          facilities and such registers shall
                                          contain all particulars of such
                                          immovable properties and goods
                                          book-debts movables and other assets
                                          hypothecated pledged mortgaged or
                                          otherwise charged and/or such
                                          immovable properties and goods
Such registers open for inspection        book-debts movables and other assets
by the Bank                               as have been released by the bank and
                                          withdrawn by the Borrower. Such
                                          Registers shall at all times be open
                                          for inspection of the bank and the
                                          Borrowers shall if so required by the
                                          Bank furnish to the bank daily or at
                                          such intervals as the Bank may direct
                                          from time to time a schedule or copy
                                          of all the entries which shall have
                                          been made in said Registers.

Right to charge interest at               14. Interest shall be charged on the
                                          outstanding(s) in
such rate(s) as may be determined by      the accounts opened in respect of the
the Bank                                  aforesaid credit facilities at such
                                          rate(s) as may be determined by the
                                          bank from time to time at the Bank's
                                          sole discretion on the basis of any
                                          internal credit rating accorded to the
                                          Borrower or otherwise provided that
                                          the rate(s) shall be subject to
                                          changes in the State bank Advance Rate
                                          and/or changes in interest rates
                                          prescribed by the Reserve Bank of
                                          India from time to time.

                                          Where interest is charged by the Bank
                                          at a concessionary rate or rates
                                          because of the credit facilities being
                                          granted by the Bank to the Borrower
                                          under the Interest Subsidy Scheme or
                                          any other Scheme(s) formulated by the
                                          Government and/or Reserve Bank of
                                          India and/or any other authority from
                                          time to time, the Borrower agrees,
                                          declares, confirms and affirms that in
                                          the event of the withdrawal,
                                          modification and/or variation of such
                                          Scheme(s), the concessionary rate or
                                          rates of interest shall stand
                                          withdrawn and the usual rate or rates
                                          of interest of the Bank applicable at
                                          the material time to such credit
                                          facilities shall become effective and
                                          the Bank shall become entitled to
                                          charge the Borrower such rates of
                                          interest of the Bank applicable at the
                                          material time to such credit
                                          facilities and such difference shall
                                          become due and payable by the Borrower
                                          to the Bank from the date the
                                          withdrawal, modification and/or
                                          variation of such Scheme(s) becomes
                                          effective. Interest shall be
                                          calculated respectively on the daily
                                          balance of such account(s) and be
                                          debited thereto on the last working
                                          day of the month or quarter according
                                          to the practice of the Bank. The Bank
                                          shall also be entitled to charge at
                                          its own discretion such enhanced rates
                                          of interest on the account(s) either
                                          on the entire outstanding or on a
                                          portion thereof as it may fix for any
                                          irregularity and for such period as
                                          the irregularity continues of for such
                                          time as the bank deems it necessary
                                          regarding being had to the nature of
                                          the irregularity and the charging of
                                          such enhanced rate of interest shall
                                          be without prejudice to the bank's
                                          other rights and remedies.

To maintain sufficient security           15. In respect of security created by
                                          way of hypothecation/pledge/mortgage
                                          or otherwise the Borrower shall at all
                                          times maintain a sufficient quantity
                                          and market value of goods, book-debts,
                                          movables and other assets and also all
                                          immovable properties given as
                                          security, to provide the margins of
                                          security required by the bank from
                                          time to time and will forthwith
                                          whenever necessary provide further
                                          goods book debts, moveable assets and
                                          other security (approved b the Bank)
                                          to restore such margins or pay to the
                                          bank the equivalent amount in cash. In
                                          respect of letters of credit opened or
                                          guarantees of indemnities issued by
Bank entitled to change margin            the Bank on behalf of the Borrower,
                                          the Borrower shall deposit sufficient
                                          cash or other security as may be
                                          acceptable to the Bank as margin money
                                          as stipulated by the bank. The bank
                                          shall be entitled to and shall as its
                                          discretion, which shall be final and
                                          binding on the Borrower, change the
                                          markings and the Borrower shall be
                                          bound by it notwithstanding any
                                          margins earlier agreed to by the Bank.

To utilise facilities for                 16. The Borrower expressly agrees and
                                          undertakes that
agreed purposes                           all the aforesaid credit facilities or
                                          any of them shall be utilised for the
                                          purposes set forth in the Borrower's
                                          proposal and for no other purpose and
                                          no change shall be made therein
                                          without the written sanction of the
                                          Bank.

To keep properties in good                17. The Borrower shall from time to
condition, to pay rates taxes etc.        time and at all times during the
                                          continuance of the aforesaid credit
                                          facilities or any of them keep all
                                          properties, goods, machineries and
                                          other assets specified and mentioned
                                          in this Agreement or any other
                                          relative security documents in good
                                          working condition and substantial
                                          state of repairs and shall pay all
                                          ground rent, rates taxes and
                                          assessments present as well as future
                                          payable in respect of the same
                                          immediately they all shall become due
                                          and also pay all electricity charges,
                                          municipal rates and all other charges
                                          and assessments, connected with the
                                          business regularly and punctually and
                                          in case the Borrower neglects to keep
                                          the properties, goods, machineries,
                                          and other assets secured to the Bank
                                          or any part thereof in good and
Bank entitled to repair, pay rates        substantial repair or pay the
taxes etc.                                electricity charges, ground rents,
                                          rates, taxes, charges and assessments
                                          as aforesaid, it shall be lawful for,
                                          but not obligatory upon, the Bank to
                                          have said securities or any part
                                          thereof required and to such
                                          electricity charges, ground rent,
                                          taxes, charges and assessments. All
                                          money, premia, costs, charges of such
                                          repairs, the payment of the
                                          electricity charges, ground rent, rate
                                          taxaes, charges and assessments as
                                          aforesaid shall be charge upon such
                                          securities jointly with all principal
                                          moneys and interests as if they formed
                                          a part thereof.

To maintain sufficient interest in        18. The Borrower shall at all times
business.                                 maintain sufficient financial interest
                                          in the business and shall if so
                                          considered necessary by the Bank bring
                                          additional funds or assets by ways of
                                          capital, deposits or otherwise. The
                                          borrower shall not withdraw except
Not to withdraw or divert funds           with the Bank's prior permission in
                                          writing or divert or misuse the funds
                                          and assets invested in or brought into
                                          the business by the Borrower as
                                          capital, deposits or otherwise.

To carry on business property.            19. The Borrower shall carry on the
                                          business efficiently properly and
                                          profitably and such business shall be
                                          confined to such manufacturing and/or
                                          trading activity as have been notified
                                          to the Bank and for which the Bank has
                                          sanctioned or agreed to sanction the
                                          aforesaid credit facilities and shall
                                          keep all the licenses, leases,
                                          contracts, engagements, essential for
                                          carrying on the manufacturing and/or
                                          activity renewed from time to time and
To maintain proper books etc.             shall not allow any interruptions or
                                          disturbances to happen so as to
                                          hamper/hinder/adversely affect the
                                          business of the Borrower. The Borrower
                                          shall maintain proper books of
                                          accounts and such other registers,
                                          books, documents, relating to the
                                          business as may be statutorily
                                          required or as may be statutorily
                                          required or as may be required by the
                                          Bank or as may be necessary and/or
                                          generally kept in the business of the
                                          kind carried on by the Borrower and
To audit accounts                         shall get the accounts books duly
                                          audited and furnish to the Bank a copy
                                          of the audited statements and the
                                          auditor's report. The Borrower shall
                                          if so required by the Bank allow the
                                          Bank its officers, agents and nominees
                                          and/or
                                          qualified auditors and/or technical
                                          experts and/or management consultants
                                          as may be appointed by the Bank to
                                          inspect or audit such books of
                                          accounts, registers, books and
                                          documents and also furnish to the Bank
                                          at such intervals as the Bank may
Bank entitled to inspect books etc.       direct from time to time a schedule or
                                          copy of all the entries which shall
                                          have been made in such books.

To submit periodical statements           20. The Borrower shall submit to the
                                          Bank periodically as required by the
                                          Bank copies of the Balance Sheet and
                                          Profit and Loss Account duly audited
                                          and stock statements in the formats as
                                          may be prescribed by the Bank from
                                          time to time indicating correctly the
                                          quantity and value of the stocks and
                                          also statements of receivables
                                          indicating the names of the debtors
                                          amounts of the debts and the periods
                                          for which they are outstanding
                                          together with a certificate that the
                                          quantities and amounts stated are
                                          correct and that all stocks are fully
                                          covered by insurance unless such
                                          insurance is waived by the Bank and
                                          will also furnish and verify all
                                          statements, reports, returns,
                                          certificates and information and will
                                          also execute all documents and do all
Authority to Bank to act for              acts and things which the Bank may
Borrower                                  require to give effect to any of the
                                          terms and conditions set out herein or
                                          in the security documents or any of
                                          them that may be executed and the
                                          Borrower authorises the Banks and each
                                          of its agents and nominees as Attorney
                                          for and in the name of the Borrower to
                                          do whatever the Borrower may be
                                          required to do under this Agreement.

To carry on business transactions         21. The Borrower shall carry on the
through Bank/Associate Banks etc.         entire banking transactions of the
                                          business including merchant banking
                                          business through the Bank or any of
                                          its Associate Banks wherever the Bank
                                          does not have a branch established. In
                                          particular, the Borrower's entire
                                          foreign exchange business, inland bill
                                          business and deposits if any shall be
                                          placed with the Bank or any of its
                                          Associate Banks where the Bank does
                                          not have a branch established thereat.
                                          The Borrower may, however with the
                                          prior permission in writing of the
                                          Bank in this regard and to the extent
                                          allowed and on such other terms and
                                          conditions as may be stipulated deal
                                          with any other Bank(s).

Release of goods under trust              22. Where goods movables and other
                                          assets are pledged to the Bank, the
                                          Bank may in its own discretion and at
                                          the Borrower's specific request and
                                          without detriment to the pledge
                                          release the goods movables sand other
                                          assets to pledged to the bank from its
                                          possession to the borrower on trust
                                          under a factory/mundy type pledge or
                                          other basis and/or for any purpose
                                          connected with the Borrower's trade
                                          business or industry and in
                                          consideration of the bank so handing
                                          over the Borrower from time to time
                                          any goods movables and other assets
                                          lying on the godown factory or other
                                          place approved by the bank under
                                          pledge to the bank the Borrower shall
                                          hold the goods, movables and other
                                          assets as trustees and agents for and
                                          on behalf of the bank. The Borrower
                                          undertakes that such goods movables
                                          and other assets shall in all respects
                                          be treated by the Borrower in the
                                          books of the Borrower as belonging to
                                          and held on behalf of the Bank.

Borrower to hand over to Bank             23. Where goods movables or other
documents of released goods.              assets pledged to the Bank are
                                          released to the Borrower on trust for
                                          any purpose connected with Borrowers
                                          trade business industry or otherwise
                                          and are put in transit by the Borrower
                                          for any purposed including for sale
                                          thereof the Borrower shall hand over
                                          to the Bank the relative railway or
                                          other transport receipts invoices and
                                          all documents and shall deliver back
                                          to the bank the goods, movables and
                                          other assets when the purpose for
                                          which they are released on trust is
                                          accomplished or to pay to the Bank the
                                          sale proceeds or the proceeds of the
                                          bills relating to the said goods,
                                          movables or other assets. The Borrower
                                          undertakes that the proceeds of sale
                                          of such goods movables or other assets
                                          shall in be treated by the Borrower in
                                          the books of Borrower as belonging to
                                          and held on behalf of the Bank.

Bank may fix limits for retiring          24. The Bank may at its own discretion
bills or making remittances.              and at the specific request of the
                                          Borrower grant the facility of cash
                                          accommodation to the Borrower by
                                          fixing limits in respect of goods,
                                          book debts movables and other assets
                                          hypothecated or against the security
                                          of pledge of goods, movables and other
                                          assets for the purpose of either (i)
                                          retiring documentary bills drawn on
                                          the Borrower covering purchase of
                                          goods required for the Borrower's
                                          manufacturing activities consigned
                                          from various places, or (ii) making
                                          remittances of the cost price of the
                                          materials direct to the suppliers by
                                          the bank subject, of course, to the
                                          advance being limited in each case to
                                          such percent of the said bills or the
                                          cost price of the materials
                                          respectively as may be decided by the
                                          Bank from time to time and where the
                                          bank so grants the facility the
                                          Borrower hereby acknowledges in
                                          consideration thereof the Bank shall
                                          have a change by way of pledge over
                                          the documents of title to goods
                                          movables and other assets received
                                          with the bills or otherwise which will
                                          be in custody of the Bank or which may
                                          come into the bank's custody and for
                                          this purpose the documents of title to
                                          goods movables and other assets shall
                                          be deemed to have been delivered by
                                          the Borrower to the bank for creating
                                          pledge of goods movables and other
                                          assets covered by the documents and in
                                          further consideration of the delivery
                                          by the Bank of the said documents of
                                          title to goods movables and other
                                          assets to the Borrower or to the
                                          clearing agents of the Borrower under
                                          the Borrower's instructions and on
                                          behalf of the Borrower while the
                                          Bank's charge thereon and the
                                          Borrower's own indebtedness or
                                          obligation in respect of the said
                                          advances or other valuable
                                          consideration are subsisting, the
                                          Borrower undertakes to clear land
                                          store and hold the goods movables and
                                          other assets received under the said
                                          documents for and on behalf of the
                                          Bank as trustees and agents and if so
                                          required by the bank to deliver
                                          possession of the goods movables and
                                          other assets to the Bank to be held by
                                          the bank as pledgee of the said goods
                                          movables and other assets.

Borrower's undertakings                   25. For the purpose of clauses 22 and
                                          23 the Borrower undertakes and
                                          declares that:

                                            (1) To handover and redeliver goods
                                                etc. The

                                                Borrower shall at any time hand
                                                over or redeliver or cause to be
                                                handed over or redelivered to
                                                the Bank forthwith on demand all
                                                goods movables and other assets
                                                and documents of title thereto
                                                and goods, movables and other
                                                assets covered by such documents
                                                including any policies of
                                                insurance pertaining thereto and
                                                authorise the bank or any person
                                                or persons authorised by the
                                                Bank in writing in that behalf
                                                to enter the Borrower's godown
                                                premises or any other place
                                                where such goods movables and
                                                other assets and documents of
                                                title thereto are laying kept or
Not to deal with goods etc.                     stored and to take possession of
                                                said goods, movables and other
                                                assets and documents of title
                                                thereto wheresoever situate at
                                                any time without giving to the
                                                Borrower any notice of the
                                                Bank's intention to do so and
                                                the Borrower hereby desires and
                                                requires all persons in whose
                                                custody the said goods movables
                                                and other assures are for the
                                                time being to yield possession
                                                thereof according to the Bank.

                                            (2) The Borrower shall not deal with
                                                the goods movables and other
                                                assets and documents of title
                                                thereto or the goods movables
                                                and other assets covered by the
                                                documents except under and in
                                                accordance with the Bank's
                                                written instruction.

                                            (3) The Borrower shall whether or
                                                not in possession of the goods
                                                movables and other assets or
                                                documents of title thereto are
Not to deal with goods etc.                     delivered to the Bank repay the
                                                outstanding in the said accounts
                                                within such number of days of
                                                its being utilised as may be
                                                specified by the bank from time
                                                to time.

                                            (4) The Borrower shall indemnify the
                                                bank (i) against all losses,
                                                costs, damages expenses
                                                whatsoever that the Bank may
                                                incur or sustain by reason of
                                                the Borrower's act, default or
                                                omission of the Borrower's
                                                servants or employees or other
                                                persons acting on behalf of the
                                                Borrower in respect of goods
                                                movables and other assets
Due to discrepancies in documents               pledged to the bank and released
                                                to the Borrower on trust; (ii)
                                                against all losses, costs,
                                                damages expenses or consequences
                                                whatsoever that the Bank may
                                                incur or sustain as a result of
                                                the Bank's complying with the
                                                Borrower's clearing agents the
                                                documents covering
                                                the goods movables and other
                                                assets (a) whether or not the
                                                said documents are in order; (b)
                                                notwithstanding any
                                                discrepancies that may be
                                                present between the price/value,
                                                quantity and quality of the
                                                goods movables and other assets
                                                covered by the documents and
                                                price, quantity and quality
                                                specified in the contract; and
                                                (iii) against all consequences
                                                the suppliers losses and damages
                                                that may arise as a result of
                                                the Bank's complying with the
                                                Borrower's requests to effect
                                                advance payments from time to
                                                time to the suppliers (a)
                                                whether or not the suppliers
                                                consign the goods movables and
                                                other assets; (b) whether or not
                                                the documents in respect thereof
                                                are received by the Bank; and
                                                (c) notwithstanding any
                                                discrepancy between the quantity
                                                or quality of the goods movables
                                                and other assets received from
                                                the suppliers and that of the
                                                contracted quantity and quality.

Machineries charged to be movable         28. All the machineries of the
properties                                Borrower hypothecated pledged
                                          mortgaged or otherwise charged to the
                                          Bank shall be treated as movable
                                          properties and not as immovable
                                          properties and shall bear the
                                          nameplate of the Bank indicating that
                                          the said machineries are hypothecated
                                          pledged mortgaged or otherwise charged
                                          as the case may be to the bank. The
                                          Borrower shall also exhibit
                                          conspicuously in the main hall of the
                                          factory a list showing the items of
                                          machineries hypothecated, pledged,
                                          mortgaged or otherwise charged to the
                                          Bank.

To provide access to goods.               29. In respect of goods movables and
                                          other assets stored and held in
                                          godowns owned or hired by or let to
                                          the Borrower, the Borrower shall
                                          provide the bank and its agents and
                                          nominees with an unimpaired access to
                                          the godowns at all times hew are hired
                                          by or let to the Borrower the Borrower
                                          shall furnish to the bank a letter
                                          Borrower the Borrower shall furnish to
                                          the bank a letter from the land/lord
Furnish letter from landlord owner        owner consenting to continue such
                                          unimpaired access to the godown to the
                                          Bank and its agents and nominees and
                                          also declaring that notwithstanding
                                          any claim of the bank on all the goods
                                          movables and other assets stored and
                                          held therein and hypothecated pledged
                                          mortgaged or otherwise charged to the
                                          Bank and that the Bank its agents and
                                          nominees shall have the right to
                                          remove the goods movables and other
                                          assets so stored and held in the
                                          godowns whenever desired by the Bank.

Bank entitled to inspect etc. goods       30. In respect of goods-book debts,
released on trust.                        movables and other assets
                                          hypothecated. pledged mortgaged or
                                          otherwise charged to the bank or which
                                          are released to the Borrower on trust
                                          under a factory mundy type pledge or
                                          other basis, the Bank's agents and
                                          nominees shall be entitled at all
                                          times without notice to the Borrower
                                          but at
                                          the Borrower's risk and expenses and
                                          if so required as Attorney for and in
                                          the name of the Borrower's risk and
                                          expensive place were the said goods
                                          book-debts movable and other assets
                                          may be and inspect value insure
                                          superintend dispose and/or take
                                          particulars of all or any part of the
                                          said good-book debts movable and other
                                          assets and check any statements
                                          accounts reports and information and
                                          do all such acts, deeds and things
                                          necessary to preserve and protect the
                                          same and the Borrower confirms,
                                          affirms and undertakes to give all
                                          assistance co-operations as may be
                                          necessary in this regard.

To insure properties charged.             31. All goods book-debts movables and
                                          other assets hypothecated, pledged,
                                          mortgaged or otherwise charged to the
                                          Bank as security for any of the
                                          aforesaid credit facilities and also
                                          all immovable properties given as
                                          security for all such facilities or
                                          any of them as may be required by the
                                          Bank shall be kept at the Borrower's
                                          risk and expense in good condition and
                                          fully insured against loss or damages
                                          as may be required by the bank due to
                                          any reason whatsoever and particularly
                                          the machine hypothecated and/or
                                          pledged to the Bank against fire
                                          and/or such other risk(s) as the Bank
                                          may from time to time stipulate in the
                                          joint names of the Borrower and the
                                          Bank with an insurance company
                                          approved by the bank and for such
                                          amount as the bank may consider
                                          necessary and that the insurance
                                          policies shall be delivered to the
                                          bank when required by the Bank to do
                                          so. If the Borrowers fails to effect
                                          such insurance the Bank may, but
                                          without being obliged to do so, insure
                                          the said goods movables and other
                                          assets and immovable properties
                                          against fire and/or such risk(s) in
                                          joint names and debit the premium and
On default Bank may insure                other charges to any account of the
                                          Borrower opened or to be opened and in
                                          the event of the Bank being at any
                                          time apprehensive that the safety of
                                          the goods movable and other assets and
                                          machinery is likely to be endangered
                                          owing to riot and /or strike
                                          (including fire arising therefore)
                                          and/or floods earthquakes., etc. and /
                                          or also resulting in the loss of
                                          production therefore the Borrower to
                                          insure the same in such joint names
                                          against any damage arising therefor
                                          the cost of such extra insurance being
                                          payable by the Borrower and be debited
                                          to any such account. If the Bank
                                          desires that the goods, movable and
                                          other assets shall be insured against
                                          that the Borrower shall provide the
                                          necessary conifer therefore. The
                                          Borrower shall provide, if the Bank so
                                          directs, a sufficient insurance cover
                                          against breakdown of such machinery
                                          and against loss and damage by fire
                                          lighting and flood to any immovable
                                          properties of the Borrower. The
                                          Borrower further expressly agrees that
                                          the bank shall be entitled to adjust
                                          settle compromise or refer to such
                                          adjustment settle compromise or refer
                                          to activating any dispute arising
                                          under or in connection with any
                                          insurance and such adjustment,
                                          settlement compromise and any award
                                          made on such arbitration shall be
                                          valid and binding on the Borrower and
                                          also receive all moneys payable under
                                          any such insurance or under any claim
                                          made thereunder and to give a valid
                                          receipt therefor, and that the amount
                                          so received shall be credited to the
                                          Borrower's
                                          account and the Borrower shall not
                                          raise any question that a larger sum
                                          might or might or ought to have
                                          received or be entitled to dispute its
                                          liability for the balance remaining
                                          due on my account or accounts after
                                          such credit. Provided that the Bank
                                          may its sole, absolute and unqualified
                                          discretion waive all or any of these
                                          requirements.

Not to compound or release                32. The Borrower shall not compound or
book-debts.                               release any of the book-debts not do
                                          anything whereby the recovery of the
                                          same may be impeded, delayed or
                                          prevented, without the consent in
                                          writing of the Bank first had and
                                          obtained.

Not to call uncalled capital              33. *The Borrower shall as soon as any
without notice to Bank.                   call in respect of its shares has been
                                          resolved upon by the Directors or as
                                          soon as it shall have been resolved to
                                          issue any unissued share capital or to
                                          create any new shares immediately give
                                          notice of such call to the Bank or
                                          give notice to the bank of the
                                          intention of the Borrower to issue or
                                          create any such share capital as
                                          aforesaid and the proposed amount
                                          thereof. And shall not until the
                                          expiration of seven clear days from
                                          the time when such notice shall have
                                          been sent to the bank issue any notice
                                          to the members of the Borrower in
                                          respect of payment of any
                                          _________________ or issue or create
                                          any such existing or new shares
                                          respectively as aforesaid. And if the
                                          Bank shall so require every notice
                                          prospectus application form or
                                          allotment letter sent out by the
                                          Borrower in pursuance of any such
                                          resolution shall direct the members or
                                          applicants for allotment of the shares
                                          of the Borrower to pay the call so
                                          made or the moneys payable in respect
                                          of the said existing new shares to the
                                          Bank or as it shall direct and if no
                                          such requisition be made by the bank
                                          the members applicants or allottees
                                          shall be direct to pay any call or
                                          other moneys into the Bank's office
                                          (as may be informed or notified) to
                                          the joint account of the Borrower and
                                          the Bank or in such manner as the Bank
                                          may direct and the Bank shall be
                                          entitled to require all such calls or
                                          moneys received by the Borrower to be
                                          applied either wholly or partly in or
                                          towards the payment or satisfaction of
                                          the principal sum interest and other
                                          moneys due to the Bank but in default
                                          of the Bank requiring the said calls
                                          or moneys received by the Borrower to
                                          be applied either wholly or partly in
                                          or towards the payment or satisfaction
                                          of the principal sum interest and
                                          other moneys due to the Bank but in
                                          default of the Bank requiring the said
                                          calls or moneys to be so applied as
                                          aforesaid within one month of their
                                          being paid, the Borrower may without
                                          the consent of the bank apply the
                                          whole or the balance thereof over and
                                          above what shall be required by the
                                          bank to be otherwise applied to the
                                          general purposes of the Borrower as it
                                          shall think fit proved also that all
                                          money's hereunder to be received by
                                          the Borrower from its members in
                                          advance of calls upon the shares shall
                                          be held by the Borrower from its
                                          members in advance of calls upon the
                                          shares shall be held by the Borrower
                                          upon trust for the bank and so as to
                                          form part of the security and shall be
                                          dealt within the manner hereinbefore
                                          mentioned in the case of calls or
                                          other moneys received by the Borrower.

- ----------------
* To be deleted in case of non-corporate Borrower.

Not to allow receiver to be               34.  *The Borrower shall not (a) allow
appointed, distress of execution to       any Receiver to be appointed of the
believed and Memorandum of Articles       undertaking or of the properties,
to be altered.                            immovable and movable, of the Borrower
                                          mortgaged, pledged and/or charged to
                                          the bank or any part thereof (b) allow
                                          any distress or execution to be levied
                                          upon or against the same or any part
                                          thereof and (c) make or attempt to
                                          make without the previous consent of
                                          the Bank in writing any alterations of
                                          its memorandum of Articles of
                                          Association or in its capital
                                          structure.

To alter Memorandum or Articles           35. *The Borrower shall forthwith and
when required.                            from time to time as may be required
                                          by the Bank make such alterations or
                                          additions of its Memorandum of
                                          Articles of Association or in its
                                          capital structure as may be necessary
                                          to conform to this Agreement.

To make arrangements for supply of        36. The Borrower shall make long-term
raw materials.                            arrangements for a steady and regular
                                          supply of raw materials as may be
                                          required for it's business.

Not to vary shareholding of               37. During the currency of these
Directors.                                presents the shareholding of such or
                                          the shareholding in the Borrower who
                                          are it's Directors at present and the
                                          without the previous written connect
                                          of the Bank first obtained

Bank to appoint nominee Directors         38. During the subsistence of the
                                          liability of the Borrower under or in
                                          respect of any of the aforesaid credit
                                          facilities, The Bank without prejudice
                                          to its rights referred to in this
                                          Agreement shall have a right to
                                          appoint and/ or remove, from time to
                                          time, a Director or Directors of the
                                          Board of Directors as nominee Director
                                          or Directors so appointed by the Bank
                                          shall not be liable to retire by
                                          rotation and need not possess any
                                          share qualifications prescribed by the
                                          Articles of Association of the
                                          Borrower.

To continue borrowings within             39. The Borrower shall at all times
drawing power allotted.                   confine the Borrower to the drawing to
                                          the drawing power allotted within the
                                          limit of the particular facility,
                                          namely, the value of the security less
                                          the stipulated margin, and in no case
                                          shall exceed such limit. The Bank may,
                                          however, at the specific request of
                                          the Borrower and in it's own
                                          discretion allow drawing beyond such
                                          drawing power for such time as may be
                                          considered necessary and shall at any
                                          time without any notice call upon the
                                          Borrower to repay such excess
                                          drawings. All rights and obligations
                                          of the Bank and the Borrower
                                          respectively hereunder and under any
                                          arrangements Letter or other documents
                                          shall extend to such exceed drawings
                                          notwithstanding the specific limit
                                          stipulated. All the rights and
                                          securities created hereunder in favor
                                          of the Bank and obligation of the
                                          Borrower thereunder will extend to
                                          cover the Borrower's liabilities to
                                          the Bank , under any account
                                          whatsoever ever of the Borrower with
                                          the Bank notwithstanding that such
                                          account may not relate to any
                                          particular facility agreed to be
                                          granted by the Bank to the Borrower.

- ----------------
*  To be deleted in case of non-corporate Borrower.
*  To be deleted in case of non-corporate Borrower.

Bank may release excess of security.      40. At any time or from time to time
                                          before repayment of the amount due to
                                          the Bank whenever the value of the
                                          security for the time being held by
                                          the Bank under the security documents
                                          or otherwise shall be in excess or
                                          amount due to the Bank, the Bank may
                                          at the request of the Borrower and at
                                          it's discretion release to the
                                          Borrowers such as excess security.
                                          Provided Always that Bank may refuse
                                          to release such excess security as
                                          aforesaid in its discretion if there
                                          are other liabilities whatsoever of
Bank's general lien or right of           the Borrower to the Bank absolute or
set-off not affected.                     contingent which in the opinion of the
                                          Bank might not be adequately secured.
                                          Nothing contained in this clause in
                                          particular and in this Agreement or
                                          any security documents between the
                                          Bank and the Borrower in general shall
                                          be construed as excluding the general
                                          lien and/or the right of set-off the
                                          Bank for may balance due to the Bank
                                          on any account or in respect of any
                                          liability whatsoever over any security
                                          for the time being held by or
                                          remaining with the Bank.

Bank not liable for verifications         41. The Bank shall not be under any
of quantity or quality of goods.          liability whatsoever towards the
                                          Borrower or any other person for
                                          verification of the quantity and/or
                                          quality of any goods movables or other
                                          assets shown in the relevant invoices
                                          statements or other documents
                                          notwithstanding that it may have taken
                                          possession of such goods movables or
                                          other assets by way of hypothecation
                                          pledge or otherwise or for any loss or
                                          damage to the goods, movables and
                                          other assets and other documents and
                                          given security from whatever cause or
                                          in whatever manner arising whether
                                          such goods movables or other assets
                                          shall be in the possession of the Bank
                                          or not at the time of such loss or
                                          damage or the happening of the cause
                                          hereof. The Borrower doth and shall at
                                          all times indemnify and keep
                                          indemnified the Bank from and against
To indemnify the Bank against             all actions, suits, proceedings,
losses etc.                               costs, charges, claims, and demands
                                          whatsoever that may at any time arise
                                          or be brought or made by any person
                                          against the Bank in respects of any
                                          acts matters and things lawfully done
                                          or caused by the Bank in connection
                                          with the said goods movables and other
                                          assets or in pursuance of the rights
                                          and powers of the Bank under this
                                          Agreement or other security documents.
                                          No responsibility will with the Bank
                                          in respect of the quantity, quality or
                                          condition or on whatever account on
                                          final turn-out of the goods movables
                                          and other assets in possession of the
Bank not responsible for quantity,        Bank under this agreement or under
quality or condition of goods.            security documents between the Bank
                                          and the Borrower including goods
                                          movables and other assets which may
                                          have come into the possession of the
                                          Bank by the Bank exercising any of its
                                          rights under this Agreement or any
                                          security documents or otherwise and/or
                                          in respect of the correctness validity
                                          sufficiency or genuineness of any of
                                          the documents relating thereto.

Negative Covenants by the Borrower        42. The Borrower shall not during the
                                          subsistence of the liability of the
                                          Borrower to Bank under or in respect
                                          of any of the aforesaid credit
                                          facilities without the written
                                          consent of the Bank --

Change, or alter capital                    (a) change or in any way alter the
                                                capital structure of the
                                                borrowing concern;

Effect Scheme                               (b) effect any scheme of
                                                amalgamation or reconstitution;

Implement new Scheme                        (c) implement a new scheme of
                                                expansion or take up an allied
                                                line of business or manufacture;

Declare dividend                            (d) declare a dividend or
                                                distributes profits after
                                                deduction of taxes, except where
                                                the installments of principal
                                                and interest payable to the Bank
                                                in respect of the aforesaid
                                                credit facilities and being paid
                                                regularly and there are no
                                                irregularities whatsoever in
                                                respect of any of the aforesaid
                                                credit facilities.

                                            (e) enlarge the scope of the other
                                                manufacturing/trading
Enlarge the scope of activities                 activities, if any, undertaken
                                                at the time of the application
                                                and notified to the Bank as
                                                such;

                                            (f) withdraw or allow to be
                                                withdrawn any moneys brought in
Withdraw moneys by promoters and                by the promoters and direct or
directors                                       relatives and friends of the
                                                promoters or directors of the
                                                Borrower;

                                            (g) invest any funds by way of
                                                deposits, or loans or in share
                                                capital of any other concern
Invest funds                                    (including subsidiaries) so long
                                                s any money is due to the Bank;
                                                the Borrower will, however, be
                                                free to deposit funds by way of
                                                security, with third parties in
                                                the normal course of business or
                                                if required for the business;

                                            (h) borrow or obtain credit
                                                facilities of any description
                                                from any other bank or credit
Borrower obtain credit facilities               agency or money-lenders or enter
                                                into any hire purchase
                                                arrangement during the
                                                subsistence of the liability of
                                                the Borrower to the Bank.

Borrower's covenants in respect of        43. In respect of advances granted by
discounting of bills etc.                 Bank to the Borrower by way of
                                          purchase/negotiation/discounting of
                                          clean/documentary/demand/usance bills
                                          of exchange drawn by the Borrower on
                                          his/its/their various customers and
                                          expressed in foreign currency or
                                          Indian rupees and whether under
                                          letters of credit or otherwise and/or
                                          in respect of said bills tendered for
                                          collection the borrower agrees and
                                          covenants with the Bank as under;

                                            (a) that the bills shall bear, where
                                                necessary adequate stamp duty
                                                before purchase/negotiations/
                                                discounting shall be drawn by
                                                the Borrower in conformity with
                                                the pro forma prescribed under
                                                the Reserve Bank of India New
                                                Bill Market Scheme, indicating
                                                on the face thereon the
                                                description and quantity of
                                                goods sold and the number and
                                                date of the carrier's receipt;

                                            (b) that the bills shall be drawn
                                                with a usance, ordinarily, of
                                                not exceeding 90 days;

                                            (c) that the bills pertaining to
                                                supplies made to Government
                                                departments and quasi-Government
                                                bodies as well as statutory
                                                Corporations and Government
                                                Companies shall be drawn in
                                                conformity with the pro forma
                                                prescribed under the Reserve
                                                Bank of India Scheme;

                                            (d) that at the time of offering
                                                upcountry usance bills for
                                                discount the bills shall be
                                                accompanied by railway receipts
                                                or motor transport receipts of
                                                approved Transport Companies
                                                together with the relative
                                                original invoices and that the
                                                documents will be delivered to
                                                the drawees only after the bills
                                                are accepted;

                                            (e) that in the case of local sales,
                                                bills shall be accompanied by
                                                copies of invoices bearing
                                                acknowledgments of the
                                                purchasers in token of their
                                                having received the goods and
                                                shall be offered for discount
                                                only after acceptance of bills
                                                by the drawees;

                                            (f) that upcountry or local bills
                                                will not be collected by the
                                                borrower through other banks;

                                            (g) that the Borrower shall ensure
                                                at upcountry bills are accepted
                                                by the drawees on presentation
                                                or unpaid on due dates, the Bank
                                                shall be entitled to recover the
                                                amount of such bills along with
                                                overdue interest and other
                                                incidental charges by debit to
                                                the accounts of Borrower.

                                            (h) that the Bank shall be at
                                                liberty not to accept cheques
                                                drawn on local banks from the
                                                drawees in payment of bills
                                                drawn on them unless such
                                                cheques are tendered at the Bank
                                                before clearing hours on due
                                                dates. In the even of cheques
                                                being received late after
                                                clearing hours on due dates, the
                                                Bank may treat the relative
                                                bills as unpaid and may debit
                                                the amounts thereof to the
                                                account of the Borrower on due
                                                dates;


                                            (i) that the Borrower shall furnish
                                                to the Bank in advance a list of
                                                local parties on whom the
                                                Borrower intends to drawn usance
                                                bill
                                                for prior approval of the Bank;

                                            (j) that the Borrower shall abide by
                                                such terms and conditions as the
                                                Bank may from time to time
                                                stipulate;

                                            (k) that unless otherwise specified
                                                the rates for discounting the
                                                bills will be the same rate
                                                which is applicable to advances
                                                granted to the Borrower against
                                                stocks;

                                                (i) service chargers on the
                                                    amount of each bill and
                                                    out-of-pocket expenses
                                                    towards registration; postal
                                                    charges etc., per instrument
                                                    as per the bank's Schedule
                                                    of standard charges in force
                                                    from time to time;

                                                    Provided always the bank at
                                                    its discretion shall be
                                                    entitled to revise the
                                                    aforesaid charges from time
                                                    to time;

                                            (m) the Bank may send the bills
                                                either by registered
                                                acknowledgment due post or
                                                registered post or ordinary post
                                                or by any courier service, as is
                                                decided by the Bank in its
                                                discretion to any of its own
                                                offices or to any of the
                                                Scheduled Banks (reference being
                                                to Schedule II of the Reserve
                                                Bank of India Act, 1934) or
                                                other Commercial Bank and/or
                                                Co-operative Bank or directly to
                                                the drawees at the Borrower's
                                                risk and responsibility as to
                                                the losses if any on the bills
                                                or the proceeds of the bills or
                                                of the goods represented by the
                                                bills due to any cause
                                                whatsoever and the Borrower
                                                agrees to hold the Bank harmless
                                                and indemnified from and against
                                                all consequences that may arise
                                                from its doing so and from and
                                                against all losses, charges and
                                                expenses in sending the bills
                                                accepted under these
                                                arrangements in the manner of
                                                aforesaid;

                                            (n) where the bills accepted for
                                                collection are drawn on
                                                Central/State Government
                                                Departments/Agencies and/or
                                                Public Sector Undertakings
                                                and/or Railways and/or other
                                                parties and/or borrower's
                                                customers accompanied by either
                                                railway receipts, shipping
                                                documents or receipt notes, take
                                                delivery notes receipted
                                                challans or inspection rates in
                                                cases where the railway
                                                receipts, shipping documents or
                                                motor receipts have been
                                                forwarded/direct to the
                                                concerned drawees/consignees and
                                                offered by the Borrower to the
                                                Bank for collection the Borrower
                                                shall deposit with the Bank
                                                copies or the relevant documents
                                                along
                                                with the bills signed by the
                                                borrower and invoices evidencing
                                                despatch of goods to the parties
                                                mentioned therein;


                                            (o) where at the request of the
                                                Borrower the Bank has agreed to
                                                include in the facilities
                                                granted under this Agreement
                                                credit sales made by the
                                                Borrower to the customers of the
                                                Borrower whereby finished goods
                                                are directly sent to the
                                                customers at their requests and
                                                copies of the of relative
                                                invoices with or without
                                                receipted challans or accepted
                                                delivery notes, receipt notes,
                                                inspection notes, are tendered
                                                by the Borrower to the Bank as
                                                evidencing despatch of finished
                                                goods and where under such
                                                circumstances or any other
                                                circumstances the Borrower
                                                receives payment of the bills
                                                the Borrower shall immediately
                                                deposit the proceeds of the
                                                bills and the sale proceeds of
                                                the goods covered by invoices
                                                directly received by the
                                                Borrower or the agents of the
                                                Borrower whether in cash or by
                                                cheques or by any other mode of
                                                payment in the said account(s)
                                                with the Bank towards payment of
                                                the outstandings in respect of
                                                the advances granted on the
                                                evidence of such invoices;

                                            (p) the Borrower shall repay the
                                                Bank's advances within such
                                                number of days as may be
                                                stipulated by the Bank of the
                                                utilisation of the advances by
                                                the Borrower on each occasion
                                                whether or not the payment of
                                                the said bills/invoices is
                                                received by the borrower or if
                                                the bills are returned unpaid by
                                                any reason whatsoever the
                                                Borrower shall reimburse the
                                                Bank immediately on receipt of
                                                the Bank's advice;

                                            (q) the Borrower shall indemnify the
                                                Bank and keep the Bank harmless
                                                and indemnified at all times
                                                against all losses damages
                                                actions costs (as between
                                                Advocate and client) charges or
                                                expenses which may be made
                                                against or sustained or incurred
                                                by the Bank (and whether paid by
                                                the Bank or not) as a result of
                                                or in consequence of the Bank
                                                having agreed to
                                                purchase/negotiate/discount/
                                                collect the said bills as also
                                                as a result o for in consequence
                                                of the Bank through any of its
                                                offices of correspondents in
                                                India and elsewhere guaranteeing
                                                any irregularities or
                                                discrepancies that may be
                                                existing in the documents
                                                relating to the said bills in
                                                connection therewith.

                                            (r) the Bank shall have first and
                                                paramount lien on the bills and
                                                the moneys received there under
                                                and the goods in course of
                                                transit covered by the documents
                                                of title to goods or other
                                                documents which purport to
                                                represent rights of title to
                                                goods accompanying the bills
                                                shall remain pledged to the Bank
                                                and irrespective of its rights
                                                as pledgee of such goods in case
                                                of any dispute the Bank shall
                                                have the Banker's lien on all
                                                bills goods securities documents
                                                and moneys belonging or
                                                purporting to belong to the
                                                Borrower for all moneys claims
                                                and demands due or to become due
                                                from the Borrower to the Bank;

                                            (s) in case of the bills/invoices
                                                are passed for payment for a
                                                reduced amount, the Borrower
                                                authorises the Bank to accept
                                                such reduced payment and the
                                                Borrower shall make good the
                                                shortage or any loss arising
                                                therefrom and the Bank will not
                                                be responsible;

                                            (t) where the drawees return unpaid
                                                the bills/invoices to the
                                                Borrower direct, the Borrower
                                                shall immediately on receipt
                                                thereof return the
                                                bills/invoices to the Bank and
                                                the bank's acceptances thereof
                                                shall be without prejudice to
                                                its right of recovery of the
                                                amounts covered by the
                                                bills/invoices from the
                                                Borrower.

                                          44. In respect of advances granted by
                                          the bank to the Borrower by way of
                                          drawee bills acceptance limit and/or
                                          drawee bills discounting limit wherein
                                          usance bills drawn on the Borrower by
                                          the suppliers of goods and accepted by
                                          the Borrower are lodged with the Bank
                                          for discounting; the Borrower hereby
                                          agrees and covenants with the Bank for
                                          discounting, the Borrower hereby
                                          agrees and covenants with the Bank as
                                          under:

                                            (a) The Borrower hereby confirms
                                                that at the request of the
                                                Borrower the bank has agreed in
                                                its sole and absolute discretion
                                                to discount usance bills with
                                                usance ordinarily not exceeding
                                                90 days, drawn on the Borrower
                                                for an amount at any time not
                                                exceeding the drawee bills
                                                discounting limit granted within
                                                the overall limit (hereinafter
                                                referred to as "the Bills").


                                            (b) Whenever the Borrower requires
                                                the bank to discount the Bills,
                                                the Borrower shall lodge with
                                                the bank the Bills together with
                                                the original and/or copies of
                                                invoices and the receipted
                                                delivery challans evidencing the
                                                supply to the Borrower of the
                                                goods
                                                drawn by the drawers of the
                                                Bills (hereinafter called "the
                                                Suppliers").

                                            (c) The Borrower hereby confirms and
                                                declares that the amounts
                                                represented by the Bills drawn
                                                on the Borrower by the Suppliers
                                                will be due and owing by the
                                                Borrower to the Suppliers and
                                                that the goods represented by
                                                the invoices accompanying the
                                                Bills will have been duly
                                                ordered and received by the
                                                Borrower and that the amounts of
                                                such Bills will be paid by the
                                                Borrower to the bank at
                                                maturity.

                                            (d) The Borrower declares and
                                                confirms that on the Bank
                                                discounting the Bills the Bank
                                                will have good title thereto and
                                                will be entitled to have the
                                                Bills rediscounted with Reserve
                                                Bank of India, Discounted and
                                                Finance House of India Limited,
                                                any scheduled commercial bank or
                                                any other approved financial
                                                institution or otherwise deal
                                                with the Bills as the holder
                                                thereof.

                                            (e) The Borrower further confirms
                                                that notwithstanding anything to
                                                the contrary contained in any
                                                documents or letters written by
                                                the Borrower to the Suppliers or
                                                by the Suppliers to the
                                                Borrower, the Borrower shall be
                                                irrevocably, absolutely and
                                                unconditionally liable to pay to
                                                the Bank the amounts of the
                                                Bills discounted with the Bank
                                                at the maturity of such Bill.

                                            (f) The Borrower agrees, declare and
                                                confirms that the Borrower will
                                                be liable to the Bank as
                                                aforesaid on the Bills and that
                                                the Bank shall be entitled to
                                                enforce all its rights against
                                                the Borrower as the holder of
                                                such bills and that he Borrower
                                                shall continue to be so liable
                                                notwithstanding any claims
                                                right, dispute or litigation
                                                arising or which may arise
                                                between the Borrower and the
                                                Suppliers/drawers.

                                            (g) The Borrower agrees and confirms
                                                that on the acceptance of the
                                                Bills by the Borrower and as the
                                                same being discounted by the
                                                Bank, the proceeds thereof shall
                                                be paid by the Bank to the
                                                Suppliers by means of Bankers
                                                Cheque or by any other means as
                                                my be deemed fit by the Bank.

                                            (h) The Amount of
                                                discount/commission/or exchange
                                                at the same rate as applicable
                                                to the discounting of drawer
                                                bill or other rate as may be
                                                decided by the bank, as the case
                                                may be, will be recovered by the
                                                bank by debit to the cash credit
                                                account of the Borrower in the
                                                event of non-payment
                                                        thereof by the Borrower
                                                        on the due date.

                                      (45) Notwithstanding any of the provisions of the Contract Act or any other law in respect of advances against accepted usance bills where the bills are drawn by the Borrower and accepted b the drawees the Borrower agrees that the subsequent credit to the accounts(s) under these facilities, unless specifically apportioned by the Borrower or the Bank to the discharge of any particular bill not with discharge the debt represented by such bills.

Not to draw bills on branches of      46. The Borrower hereby declares that
the Borrower or on firms in which     bills shall not be drawn on any of the
the Borrower has interest.            Borrower's branches nor on any firm in
                                      which the Borrower has any proprietary
                                      partnership or other interest and that
                                      if on any occasion or occasions the bank in its sole discretion accepts such bills for collection and makes advances there against the same shall not be deemed as the Bank having agreed to accept thereafter other bills of such nature.

Bills and document to represent       47. The Borrower undertakes that all bills
genuine sales.                        and documents tendered by the Borrower to
                                      the bank shall represent genuine sales
                                      transactions covering movement of goods
                                      represented by the railway receipts or
                                      truck receipts or shipping or other
                                      documents accompanying such bills that the amounts of such bills shall truly represent the value of the goods so transported/shipped and that every such bills tendered by the Borrower to the Bank shall be in respect of execution of definite orders received by the Borrower.

                                      48. In respect of advances granted by the Bank to the Borrower for the purpose of the business of the Borrower of leasing or hire-purchase the Borrower agrees and covenants with the Bank as under.

                                               (a)      The monies advanced by
                                                        the Bank to the Borrower
                                                        for hire of vehicles
                                                        shall be utilised for
                                                        acquisition of
                                                        machinery, equipment,
                                                        vehicles and such other
                                                        movable assets as may be
                                                        the subject matter of
                                                        leasing and hire
                                                        purchase and which shall
                                                        be hypothecated to the
                                                        Bank.

                                               (b)      Before availing of any
                                                        advance, the Borrower
                                                        shall deposit with the
                                                        Bank the original
                                                        Agreement of Lease
                                                        and/or Hire-Purchase in
                                                        respect of the
                                                        hypothecated assets. The
                                                        Borrower shall also
                                                        deposit with the Bank:

                                                        (i)     Copies of
                                                                invoices; and

                                                        (ii)    Letters
                                                                confirming that
                                                                the hypothecated
                                                                assets are
                                                                covered for
                                                                comprehensive
                                                                risks for the
                                                                entire period of
                                                                the Agreement.

                                               (c)      The Borrower undertakes
                                                        to provide the Bank in
                                                        respect of vehicles
                                                        hypothecated to the bank
                                                        with all particulars of
                                                        registration
                                                        entered in the
                                                        Registration Book of the
                                                        hypothecated vehicle by
                                                        the relevant Road
                                                        Transport Authority
                                                        including the entry to
                                                        the effect that the
                                                        interest of the Borrower
                                                        is duly recorded in the
                                                        Registration Book.  Such
                                                        particulars, certified
                                                        by the Borrower to be
                                                        true particulars, shall
                                                        be lodged with the
                                                        bank within 60 (sixty)
                                                        days of representing the
                                                        relative Agreements of
                                                        Lease and/or Hire
                                                        Purchase to the Bank.


                                               (d)      The amount of
                                                        installments received by
                                                        the Borrower from the
                                                        Leases and/or the Hirers
                                                        will as and when
                                                        received be forthwith
                                                        paid by the Borrower to
                                                        the credit of the
                                                        relevant Account.

                                               (e)      The Borrower undertakes
                                                        not to enter into any
                                                        Lease and/or Hire
                                                        Purchase Agreements
                                                        without satisfying
                                                        themselves about the
                                                        financial status of the
                                                        Lessees and/or Hirers
                                                        and their capacity to
                                                        pay installments and
                                                        without verifying the
                                                        statements made by the
                                                        Lessees and/or Hirers in
                                                        their proposal forms.
                                                        The Borrower shall give
                                                        the hypothecated assets
                                                        on leases and/or Hires
                                                        the proposal form and/or
                                                        the lease Agreements
                                                        and/or Hire-Purchase
                                                        duly signed by them. The
                                                        Borrower shall not vary
                                                        the terms or wording of
                                                        the proposal form and/or
                                                        the Lease Agreements
                                                        and/or Hire-Purchase
                                                        agreements without the
                                                        prior consent of the
                                                        Bank and should the
                                                        Borrower contravene the
                                                        terms of this Clause,
                                                        the Bank shall have the
                                                        right to terminate this
                                                        Agreement and decline to
                                                        finance the Borrower
                                                        further. The Bank
                                                        retains the rights to
                                                        decline to accept for
                                                        making advances any
                                                        Lease and/or
                                                        Hire-Purchase Agreements
                                                        executed by any Lessees
                                                        and/or Hirers without
                                                        assigning any reasons
                                                        for such non-acceptance.


                                               (f)      The Borrower undertakes
                                                        to see that the Lessees
                                                        and/or Hirers discharge
                                                        their obligations under
                                                        the Lease and/or
                                                        Hire-Purchase Agreements
                                                        executed by them without
                                                        any prejudice to the
                                                        rights of the Bank and
                                                        any failure on the part
                                                        of the Lessees and/or
                                                        Hirers to carry out
                                                        their obligations shall
                                                        be promptly reported to
                                                        the Bank. In the event
                                                        of any failure or
                                                        default in payment of
                                                        the advance or any part
                                                        thereof, insolvency or
                                                        winding-up or
                                                        liquidation of the
                                                        Lessees and/or Hirers or
                                                        any of them, or
                                                        termination of the said
                                                        Lease and/or Hire
                                                        Purchase Agreements, the
                                                        Borrower undertakes to
                                                        repay the advance made
                                                        and outstandings in
                                                        respect
                                                        thereof at the time of
                                                        such failure, default,
                                                        insolvency, winding-up
                                                        or liquidation without
                                                        the Bank being obliged
                                                        with either to take
                                                        steps to recover the
                                                        amount from the Lessees
                                                        and/or Hirers or to
                                                        exhaust the security.


                                               (g)      The Borrower agrees,
                                                        declares, confirms and
                                                        affirms that the Bank
                                                        shall be at liberty to
                                                        fix and/or revise
                                                        drawing power in the
                                                        relevant Cash Credit
                                                        Account each month by
                                                        suitably reducing the
                                                        drawing power in respect
                                                        of installments/rentals
                                                        due during the month or
                                                        adding the amounts of
                                                        installments/rentals
                                                        relating to fresh
                                                        advances, if any
                                                        granted. Provided Always
                                                        that the drawing power
                                                        shall be allowed against
                                                        hypothecated assets
                                                        leased and/or hired
                                                        under the Lease and/or
                                                        Hire-Purchase Agreements
                                                        and the relative
                                                        receivables till such
                                                        time as suitable
                                                        security documents as
                                                        desired by the bank
                                                        _____________ executed
                                                        by the Borrower.
                                                        Provided Further that no
                                                        _______________ power
                                                        shall be allowed against
                                                        hypothecated assets
                                                        which are found be
                                                        second hand. And
                                                        Provided Further that
                                                        the drawing power shall
                                                        be restricted to such
                                                        percent of the value of
                                                        the hypothecated assets
                                                        or the value of the
                                                        relating rentals or
                                                        receivables accruing to
                                                        the Borrower within such
                                                        period as may prescribed
                                                        by the Bank from time to
                                                        time.


                                               (h)      The Borrower undertakes
                                                        and assures the Bank
                                                        that the monthly
                                                        instalments in respect
                                                        of all the Agreements of
                                                        Lease and/or
                                                        Hire-Purchase deposited
                                                        with the Bank and/or
                                                        will be duly paid as and
                                                        when due.

                                               (i)      In the event of the
                                                        Borrower or any Lesses
                                                        and/or Hirer of the
                                                        hypothecated assets
                                                        terminating the relative
                                                        Lease and/or
                                                        Hire-Purchase Agreement,
                                                        the Borrower undertakes
                                                        to notify immediately
                                                        the Bank of such
                                                        termination and the
                                                        Borrower undertakes
                                                        forthwith to pay the
                                                        Bank the total amount of
                                                        instalments then
                                                        outstanding under the
                                                        terminated Lease and/or
                                                        Hire-Purchase Agreement
                                                        to the Bank together
                                                        with interest.


                                               (j)      The Borrower shall keep
                                                        and maintain a proper
                                                        register of assets
                                                        leased and/or hired by
                                                        them showing therein
                                                        full and correct
                                                        particulars of assets
                                                        leased and/or hired by
                                                        them, the price of such
                                                        assets and sales tax
                                                        thereon, the name of the
                                                        Lessee and/or Hirer to
                                                        whom each of such assets
                                                        is given lease and/or
                                                        hire, the instalments
                                                        agreed to and amounts of
                                                        instalments received.
                                                        The said register and
                                                        all books of accounts
                                                        maintained by the
                                                        Borrower in respect of
                                                        all Lease and/or
                                                        Hire-Purchase Agreements
                                                        shall be open for
                                                        inspection at all times
                                                        by the Manager, Auditor,
                                                        Inspector or any other
                                                        Office of the bank. The
                                                        Borrower shall once a
                                                        month, in a form
                                                        approved by the bank,
                                                        submit to the Bank a
                                                        statement before the 5th
                                                        day of every month in
                                                        respect of the previous
                                                        month giving details of
                                                        the instalments due
                                                        under each Lease and/or
                                                        Hire-Purchase Agreements
                                                        which have been
                                                        deposited with the bank
                                                        and giving such other
                                                        particulars as may be
                                                        required by the Bank.


                                               (k)      The Borrower agrees,
                                                        declares, confirms and
                                                        affirms that the
                                                        outstandings in the
                                                        relevant Account shall
                                                        at all times be fully
                                                        covered by the value of
                                                        the hypothecated assets
                                                        less the stipulated
                                                        margins. If at any time,
                                                        the drawing power
                                                        yielded by the
                                                        hypothecated assets held
                                                        by the Borrower falls
                                                        below the amount
                                                        borrowed, the Borrower
                                                        shall forthwith adjust
                                                        such excess borrowings
                                                        under advice to the
                                                        Bank. The Borrower shall
                                                        submit to the bank at
                                                        monthly intervals
                                                        statements showing the
                                                        total outstandings
                                                        against Lease and/or
                                                        Hire-Purchase Agreements
                                                        (separately) entered
                                                        into by the Borrower
                                                        adding thereto the fresh
                                                        Lease and/or
                                                        Hire-Purchase Agreements
                                                        entered into by it and
                                                        reducing the instalments
                                                        and/or rentals received
                                                        from the Lessee and/or
                                                        Hirers during the
                                                        relative month. The
                                                        Borrower shall indicate
                                                        in the monthly
                                                        statements separately
                                                        the overdue
                                                        instalments/rentals, if
                                                        any , under the Lease
                                                        and/or Hire-Purchase
                                                        Agreements.


                                               (l)      The Borrower undertakes
                                                        to get in respect of the
                                                        vehicles registered in
                                                        the name of the Lessees
                                                        and/or Hirers an
                                                        endorsement in the
                                                        respective certificate
                                                        of Registration that the
                                                        vehicle is under Lease
                                                        and/or Hire-Purchase
                                                        Agreement with the
                                                        Borrower. The Borrower
                                                        shall not cancel such
                                                        endorsement in the
                                                        Certificate of
                                                        Registration of the
                                                        vehicle until the
                                                        advances made by the
                                                        Bank against the vehicle
                                                        are paid in full to the
                                                        Bank. All charges of
                                                        registration, payment of
                                                        any taxes, licence fees
                                                        or insurance premia on
                                                        the vehicle(s) or any
                                                        charges for upkeep or
                                                        repairs or maintenance
                                                        shall be that of the
                                                        Lessee and/or Hirers or
                                                        the Borrower and
                                                        the bank shall not be
                                                        called upon or be bound
                                                        to pay such charges
                                                        under any circumstances.
                                                        The Borrower hereby
                                                        agrees to indemnify the
                                                        bank and/or any of its
                                                        officers, servants or
                                                        agents against loss by
                                                        reason of damage or
                                                        destruction or loss of
                                                        the hypothecated assets
                                                        or any of them from any
                                                        cause whatsoever or by
                                                        reason of all claims
                                                        whatsoever by third
                                                        parties in respect of
                                                        the same.


                                               (m)      The Borrower shall not
                                                        avail of any advance
                                                        from any other bank or
                                                        from any other person on
                                                        the assets hypothecated
                                                        and charged to the bank
                                                        and the Borrower and/or
                                                        Lessees and/or Hirers
                                                        shall not have or be
                                                        deemed to have any
                                                        authority to create a
                                                        lien or charge upon the
                                                        hypothecated assets in
                                                        respect of any repairs,
                                                        alterations or additions
                                                        thereto.


                                               (n)      The Borrower both hereby
                                                        lastly agree that the
                                                        Borrower will at any
                                                        time on demand by the
                                                        Bank execute at the cost
                                                        in all respect of the
                                                        Borrower (a) Assignments
                                                        in favour of the bank of
                                                        all or any of the lease
                                                        and/or Hire-Purchase
                                                        Agreements deposited by
                                                        the Borrower with the
                                                        Bank in respect of the
                                                        hypothecated assets in
                                                        such forms as the Bank
                                                        may require and will
                                                        also sign and give
                                                        notices of such
                                                        assignments to the
                                                        Lessees and/or Hirers or
                                                        other persons concerned
                                                        and (b) Irrevocable
                                                        Power of Attorney
                                                        authorising the Bank to
                                                        recover the instalments,
                                                        purchase price, interest
                                                        and all other moneys
                                                        payable under the
                                                        relevant Lease and/or
                                                        Hire-Purchase Agreements
                                                        and to have and exercise
                                                        all the rights and
                                                        authorities of the
                                                        Borrower under such
                                                        Agreements and to file
                                                        suits for the purpose,
                                                        such power to be in the
                                                        form required by the
                                                        Bank.

                                      49. The Borrower agrees declares affirms and conforms that notwithstanding any of the provisions of the Contract Act or any other law, on any terms and conditions to the contrary contained in this Agreement and/or any security documents any payment made by the Borrower to the _____ shall unless otherwise agreed to by the Bank in writing be appropriated by the bank in the manner following:

Right of the Bank to                          (1)    Firstly towards charges
appropriate monies received.                         expenses and other moneys,
                                                     due and payable or becoming
                                                     due and payable to the
                                                     Bank;

                                              (2)    Secondly towards interests
                                                     due and payable and/or
                                                     accruing due and payable to
                                                     the Bank; and

                                              (3)    lastly towards repayment of
                                                     the amount of any
                                                     instalments of the
                                                     principal sum due and
                                                     payable or becoming due and
                                                     payable to the Bank;

                                              all the aforesaid amounts having
                                              become due and payable by the
                                              Borrower to the bank under this
                                              Agreement and/or under any of the
                                              security document executed between
                                              the Borrower and the Bank whether
                                              the recovery thereof has or has
                                              not become barred by any law in
                                              force for the time being as to the
                                              limitation of suits.

Bank not responsible for damage to    50.      The Bank shall not be responsible
goods etc.                            for any damage caused to goods, movables
                                      and other assets in course of transit
                                      covered by the bills accepted by the bank as security or for loss of the * goods, movables and other assets or for delayed deliver short delivery or wrong delivery of goods movables and other assets, or for delayed long presentation of bills to paying authorities or drawees for any reason whatsoever and in case the bills are sent for collection direct to other banks or bankers or Government departments/agencies/institutions or quasi-Government bodies/public sector undertakings/railways or other parties or the Borrower's customers the Banks shall not be responsible for the non-receipt by it of the remittance representing the proceeds of the bills and the relative bills will be collected entirely at the Borrower's risk and responsibility. The
                                      Borrower shall be responsible for the
                                      costs and charges incurred by the
                                      collecting bank or bankers in this behalf and shall pay the Bank these costs and charges.

To give possession of goods etc. on   51.      The Bank may at any time whether
demand.                                a demand for the payment of any money for
                                      any account has been made or not call upon the Borrower to give possession of goods, movables and other assets hypothecated to the Bank and the Borrower declares that on the Borrower doing so the goods, movables and other assets shall stand pledged to the Bank without in any manner affecting the rights of the Bank under the security documents executed in favour of the Bank.

To repay Term Loan by instalments     52.      (a)  That in respect of the
and other facilities on demand.       credit facilities by way of term loans
                                      granted by the Bank to the Borrower, the Borrower shall repay the amount of the principal together with interest, costs, charges, expenses and other monies due to the Bank by such instalments and on such dates as may be stipulated by the Bank from time to time until the entire amounts due under the term loans facilities have been repaid. If there is any default in payment of any one of such instalments on due date the agreement to receive payment by instalments shall stand determined at the option of the Bank and the bank shall be at liberty to demand payment of and the Borrower shall be bound and liable to pay forthwith on such demand the balance amount due to the Bank.

                                               (b) That in respect to all other
                                      credit facilities granted by the Bank to the Borrower, the Borrower shall pay to the Bank forthwith on demand by the Bank the balance or balances then outstanding and owing to the Bank under any of the Borrower's account or accounts in respect of such credit facilities together with interest costs and expenses due in respect thereof.

Power of Attorney to Bank.            53.      (i)      The Borrower irrevocably
                                      constitutes and appoints the Bank to be
                                      the Borrower's true and lawful attorney to do and execute for and in the name and on behalf of the Borrower and where the Borrower is more than one individual jointly and severally, all or any of the following acts deeds and things, that is to say:

                                              (a)       To take over on the
                                                        business of the bank
                                                        and complete engagements
                                                        and contracts;

                                              (b)       To sign register file
                                                        any application forms,
                                                        contracts, agreements,
                                                        transfers, acceptance,
                                                        receipts, acquaintances,
                                                        returns and any other
                                                        documents and go sign
                                                        and endorse al cheques,
                                                        promissory notes, bills
                                                        of exchange, bills of
                                                        lading, dividend
                                                        mandates or other orders
                                                        for payment of money or
                                                        delivery of property;

                                              (c)       To sell, transfer sign
                                                        or deal with any goods
                                                        movables and other
                                                        assets;

                                              (d)       To demand and receive
                                                        all debts sums of money
                                                        principal money
                                                        dividends interest and
                                                        dues of whatever nature;

                                              (e)       To appoint selling
                                                        agents and if necessary
                                                        to undertake new kind of
                                                        activity;

                                              (f)       To realise the assets
                                                        whether movable or
                                                        immovable including the
                                                        goodwill of the
                                                        business.

                                              (g)       If considered proper, to
                                                        wind up the Borrower's
                                                        business;

                                              (h)       To tender contract for
                                                        purchase, accept and
                                                        sign the transfer into
                                                        the name of the Borrower
                                                        of any securities, to
                                                        apply for and accept
                                                        allotment of any shares
                                                        and securities which nor
                                                        or shall hereafter be
                                                        entitled to demand
                                                        receive and collect
                                                        interest and dividend
                                                        due or to accrue due on
                                                        any such securities
                                                        shares stocks debentures
                                                        funds and other
                                                        securities and apply the
                                                        proceeds of such sale
                                                        endorsement transfer
                                                        negotiations and
                                                        assignment and recovery
                                                        of any interest and
                                                        dividend satisfaction of
                                                        any monies due by the
                                                        Borrower to the Bank and
                                                        to endorse and transfer
                                                        all or any such
                                                        securities which may
                                                        from time to time or at
                                                        any time be in the
                                                        possession of the Bank
                                                        whether for safe custody
                                                        or otherwise or held by
                                                        the bank as security for
                                                        any money payable to the
                                                        bank by the borrower in
                                                        respect of any account
                                                        or general balance of
                                                        account or otherwise.


                                              (i)       To appoint a proxy or
                                                        proxies for the purpose
                                                        of representing the
                                                        Borrower and voting in
                                                        meeting or meetings of
                                                        any Company or
                                                        corporation in which the
                                                        Borrower holds any
                                                        shares, debentures,
                                                        stocks, etc.

                                              (k)       To attend and represent
                                                        the Borrower before any
                                                        authority or tribunal
                                                        and for that purpose to
                                                        sign execute and deliver
                                                        all such documents and
                                                        make all such
                                                        declaration as may be
                                                        necessary;

                                              (l)       Generally to act in the
                                                        premises as fully and
                                                        effectually with all
                                                        intents and purposes and
                                                        to do all things as are
                                                        necessary and which the
                                                        Borrower would do if
                                                        personally present;

                                              (m)       For all and any of the
                                                        purposes aforesaid to
                                                        appoint a substitute or
                                                        substitutes;

                                              (ii) The borrower hereby ratifies
                                              and confirms all the acts things
                                              deeds performed or to be performed
                                              by the Bank or its nominees or
                                              substitutes in pursuance of any of
                                              the aforesaid powers and the
                                              powers hereby conferred shall not
                                              be determined or affected by the
                                              fact of the Borrower acting
                                              personally or through another in
                                              the premises;

                                              (iii) The powers vested in the
                                              Bank shall be irrevocable and
                                              subsist in favour of the Bank till
                                              all the dues of the Borrower to
                                              the Bank are fully satisfied;

                                              (iv) The aforesaid powers under
                                              this clause may be exercised by
                                              the Bank in its sole discretion
                                              but the exercise of the powers is
                                              not obligatory on the Bank.

Security to be continuing security.   54.      The security created and
                                      indemnities and undertakings given herein and/or by the security documents executed in favour of the Bank for various credit facilities shall operate as continuing security and/or indemnities and/or undertakings for all moneys indebtedness and liabilities of the Borrower under such credit facilities and will operate as security and/or indemnities and/or undertakings for the ultimate balance or aggregate balance with interest thereon and costs charges and expenses if any to become payable upon the account(s) being closed and fresh accounts being opened in respect of fresh credit facilities being granted within the overall limit sanctioned to the Borrower or either or any of them being brought to credit at any time or from time to time or any partial payments made thereto or any fluctuations of such account(s) and if the whole of the Bank's duties dues shall be repaid and the whole of the security be withdrawn the account(s) or either of any of them may nevertheless at any time before such account(s) has or have been closed, be continued under this Agreement upon the security as aforesaid being again furnished.

Term loan to become payable           55. In respect of the credit facilities
forthwith on happening of certain     granted to be granted by the bank by way
events.                               of term loans either in Indian or foreign
                                      currencies the Borrower agrees and
                                      declares that notwithstanding anything
                                      contained herein or in any other security documents the entire amounts of the term loans or the balances then due shall, if so decided by the bank, become forthwith due and payable by the Borrower to the bank, upon the happening of any of the following events and the Bank shall be entitled to enforce its security;

                                              (a)       any instalment of the
                                                        principal remaining
                                                        unpaid for a period
                                                        exceeding one month
                                                        after the due date for
                                                        payment thereof has
                                                        expired;

                                              (b)       any interest remaining
                                                        unpaid and in arrears
                                                        for a period of one
                                                        month after the same
                                                        have become due whether
                                                        demanded or not;

                                              (c)       the Borrower committing
                                                        any breach or default in
                                                        the performance or
                                                        observance of any of the
                                                        covenants contained in
                                                        these presents and/or
                                                        the Borrower's proposal
                                                        and/or the security
                                                        documents or any other
                                                        term or condition
                                                        relating to the term
                                                        loans;

                                              (d)       The Borrower entering
                                                        into any arrangement or
                                                        composition with the
                                                        Borrower's creditors or
                                                        committing any act of
                                                        insolvency;

                                              (e)       any execution or
                                                        distress being enforced
                                                        or levied against the
                                                        whole or any part of the
                                                        Borrower's property;

                                              (f)       on a winding up petition
                                                        being filed or the
                                                        Borrower being a limited
                                                        company going into
                                                        liquidation (except for
                                                        the purpose of
                                                        amalgamation or
                                                        reconstruction);

                                              (g)       a receiver being
                                                        appointed in respect of
                                                        the whole or any part of
                                                        the property of the
                                                        Borrower;

                                              (h)       the Borrower ceasing, or
                                                        threatening to cease, to
                                                        carry on business;

                                              (i)       the occurrence of any
                                                        circumstance which is
                                                        prejudicial to or
                                                        impairs, imperils or
                                                        depreciates or which is
                                                        likely to prejudice,
                                                        impair, imperil or
                                                        depreciate the security
                                                        given to the Bank; and

                                              (j)       the occurrence of any
                                                        event or circumstance
                                                        which prejudicially or
                                                        adversely affect in
                                                        the manner the capacity
                                                        of the Borrower to repay
                                                        the amount due under the
                                                        term loans.

                                      On the question whether any of the above events has happened, the decision of the Bank shall be conclusive and binding on the Borrower.

                                      Provided always that the bank may in its discretion refrain from forthwith enforcing its right under this Agreement inspite of the happening of any of the contingencies aforesaid and provided further that the failure or deal by the Bank in exercising any right, power or privilege hereunder or under any of the security documents shall not impair/extinguish the same or operate as waiver of the same nor shall any single or partial exercise of any right, power or privilege preclude any further exercise of the same or the exercise of any outer right, power or privilege. The rights and remedies provided herein are in the security documents and cumulative and not exclusive of any rights and remedies provided by law.

                                      56. In respect of the credit facilities
                                      granted or to be granted by way of term
                                      loans or such facilities/lines of credit as may be granted in foreign currencies (hereinafter referred to as foreign currency loans), the borrower hereby agrees and covenants with Bank as under:

                                              (i)       The Bank may, without
                                                        prejudice to any of the
                                                        rights as may be
                                                        available to the Bank
                                                        under any other
                                                        agreement, remit the
                                                        instalments under the
                                                        foreign currency loans
                                                        by debiting the rupee
                                                        equivalents of such
                                                        instalments, as and when
                                                        falling due, converted
                                                        at such rate of exchange
                                                        as may be ruling at the
                                                        material time as between
                                                        the concerned foreign
                                                        currency and Indian
                                                        Rupee and the Borrower
                                                        hereby indemnifies the
                                                        bank against any claims
                                                        or claims, loss or
                                                        losses or damages,
                                                        actions, costs and
                                                        expanses whatsoever
                                                        which may be brought or
                                                        made against or
                                                        sustained or incurred by
                                                        the Bank (and whether
                                                        paid by the Bank or not)
                                                        or which the Bank may
                                                        become liable in making
                                                        such remittances;


                                              (ii)      In the event of the
                                                        borrower defaulting in
                                                        effecting the remittance
                                                        of any of the
                                                        instalments falling due
                                                        under the foreign
                                                        currency loans, the bank
                                                        may, without prejudice
                                                        to any other remedy or
                                                        without being obliged to
                                                        do so, shall be entitled
                                                        to debit the Rupee
                                                        equivalent of the said
                                                        instalment (converted at
                                                        such rate of exchange as
                                                        may be ruling at that
                                                        material time as between
                                                        the concerned foreign
                                                        currency and Indian
                                                        Rupee) to any cash
                                                        credit/overdraft account
                                                        of the borrower opened
                                                        or to be opened with the
                                                        Bank and all such
                                                        amounts so debited shall
                                                        be charged with interest
                                                        as applicable to the
                                                        said account as provided
                                                        in clause No 14 above;


                                              (iii)     Such remittances made by
                                                        the bank shall not
                                                        absolve the borrower
                                                        protanto from his
                                                        liability under the
                                                        foreign currency loans
                                                        nor shall they be
                                                        deemed, in so far as the
                                                        borrower's liability to
                                                        the bank and the
                                                        relative security
                                                        charged therefor in
                                                        favour of the Bank are
                                                        concerned, to reduce the
                                                        outstandings under the
                                                        foreign currency loans
                                                        to the extent of the
                                                        defaulted amounts of
                                                        instalments so remitted
                                                        by the Bank
                                                        notwithstanding the
                                                        remittances so made, the
                                                        Bank reserves the right
                                                        to set off or other
                                                        legal remedies as
                                                        against the borrower
                                                        according to the law of
                                                        the country where such
                                                        foreign currency loans
                                                        have been made
                                                        available.


                                      57. In respect of the facilities granted by the Bank of Issue of letters of credit, guarantees including deferred payment guarantees and indemnities whether in Indian or foreign currencies, the Borrower hereby agrees and covenants with the Bank as under:

                                              (i)       To indemnify the Bank
                                                        against any claim or
                                                        claims, loss or damage
                                                        actions costs (as
                                                        between Advocate and
                                                        client), charges and
                                                        expenses whatsoever
                                                        which may be brought or
                                                        made against or
                                                        sustained or incurred by
                                                        the Bank (and whether
                                                        paid by the Bank or not)
                                                        or which the Bank may
                                                        become liable under or
                                                        in respect of such
                                                        letters of credit
                                                        guarantees and
                                                        indemnities;


                                              (ii)      The Bank may in its sole
                                                        absolute and unqualified
                                                        discretion and without
                                                        reference to the
                                                        Borrower and without the
                                                        Bank being required to
                                                        ascertain whether or not
                                                        there was any breach or
                                                        the part of the Borrower
                                                        of the Agreement
                                                        executed between the
                                                        Borrower and the
                                                        beneficiaries in whose
                                                        favour the guarantees
                                                        and/or indemnities are
                                                        or were executed by the
                                                        bank and without the
                                                        Bank being required to
                                                        go into the validity or
                                                        otherwise of the demand
                                                        for payment made against
                                                        the Bank and
                                                        notwithstanding any
                                                        directions to the
                                                        contrary given by the
                                                        Borrower or any other
                                                        person on the ground of
                                                        a dispute as to the
                                                        liability of the
                                                        Borrower or otherwise
                                                        admit or compromise and
                                                        pay or submit to
                                                        arbitration or dispute
                                                        or resist any claim or
                                                        demand made against the
                                                        Bank under or in respect
                                                        of such guarantees and
                                                        indemnifies, this
                                                        counter-indemnity/
                                                        guarantee contained
                                                        herein of the Borrower
                                                        being available to the
                                                        Bank in respect of any
                                                        action or payment which
                                                        the Bank may take or
                                                        make; and

                                              (iii)     In the event of any
                                                        payment being made by
                                                        the bank pursuant to an
                                                        letter of credit,
                                                        guarantee/indemnity
                                                        issued by the Bank on
                                                        behalf of the borrower,
                                                        the Bank without
                                                        prejudice to any other
                                                        remedy it may have shall
                                                        be entitled to debit the
                                                        said payment to any
                                                        account of the borrower
                                                        opened/to be opened with
                                                        the Bank and all such
                                                        amounts unless adjusted
                                                        against any cash margin
                                                        available and properly
                                                        applicable to the said
                                                        letter of credit,
                                                        guarantee/indemnity
                                                        shall also be charged
                                                        with interest as
                                                        applicable to the
                                                        account in which they
                                                        are debited as provided
                                                        in clause No. 14 above.

                                      58. If the Borrower be more than one
                                      individual all shall be bound hereunder
                                      jointly and severally or if a firm or
                                      members of a firm, such firm and all such members and all the members thereof, from time to time, shall be bound hereunder jointly and severally notwithstanding any changes in the ____________________
                                      thereof and whether such firm consents of or be reduced _________ individual any time and that if the Borrower be more than one individual at any time, any notice served on any such one individual shall be deemed to be service of such notice on all such individuals.

                                      59. Any notice of communication or demand by the Bank in writing the Borrower under this Agreement or any security documents shall be deemed to have Borrower at the address notified by the Borrower and such notice or communication or demand shall be deemed to have been received by the Borrower four days after the date of posting thereof and shall be sufficient if signed by any officer of the Bank and in proving such service it shall be sufficient if it is established that the envelope containing such notice, communication or demand was properly addressed and put into the post office.

                                      60. The Borrower shall bear and pay all
                                      costs charges and expenses (between
                                      Advocate and Client) including stamp duty registration and other charges payable in respect of this Agreement and also in respect of other security documents to be executed between the parties hereto as stipulated in this Agreement and if any penalty or charges are paid or become payable by the Bank, the Borrower shall pay to the Bank the amount thereof with interest thereon at the rate aforesaid forthwith on demand by the Bank.


                                      IN WITNESS WHEREOF the parties here to
                                      have executed these presents the day and year first hereinabove written.

            SIGNED by                        Name
            of the                           Designation

            Department

            of the bank and as such one of
            the authorised officers of the
            said Bank for on behalf of the   For and on behalf of State Bank of
            Bank                             Hyderabad

                                             (Designation)

                                             (Authorised Officer)

            _____________________________


            * The common Seal of the Company or the society must be affixed in accordance with the Articles of Association of the Company or the By-laws of the Society.

                                                                       H.O. 1355
                                                                        FORM C-2

                             STATE BANK OF HYDERBAD

                                    (AGREEMENT OF HYPOTHECATION
                                        OF GOODS AND ASSETS)

                                      (NOT TO BE ATTESTED)

                                      (Particulars of charge to be registered
                                      with Registrar of Companies in the case of borrower companies) (To be stamped as an Agreement and General Power of Attorney)

                                    MEMORANDUM OF AGREEMENT made the _________ day of ______________________ one thousand nine hundred and ___________________ between

* Please insert the name of the Borrower

Please insert the name of the Borrower

***Please insert the name of the firm

                                       OR

               MODULAR ELECTRONICS (India) Limited, a company within the meaning of the Companies Act, 1956, and having registered office at present carrying on the business of Manufacture of Electronic Components of computer hardware (hereinafter referred to as "the Borrower" which expression shall unless repugnant to the context of meaning thereof be deemed to include its successors and permitted assigns) of the One Part and STATE BANK OF HYDERABAD, A Corporation constituted under State Bank of India (Subsidiary Banks) Act No. 38 of 1959 and having its Head Office at Gunfoundry, Hyerabad and amongst other places a branch at 56, Cathedral Road Madras-86

               (hereinafter referred to as "the Bank") which expression shall unless repugnant to the context or meaning thereof be deemed to include its successors and assigns) of the Other part.

                    WHEREAS in terms of the Agreement of Loan executed by the
               Borrower on the ___________________ day of __________ 19
               (hereinafter referred to as "said Agreement of Loan") the Bank has agreed to finance the business of the Borrower by granting all or some or any of the credit facilities by way of overdrafts, demand loans, loans, cash creditors (by way of pledge lock and key type, factory type or mundy type or by hypothecation or in any other form including working capital term loan, term loans (including funding of interest or in any other form granted as part of rehabilitation packages), pre-shipment and post-shipment credits, opening of letters of credit, issuing of guarantees including deferred payment guarantees and indemnities, negotiation and discounting of bills and cheques, inland as well as foreign, and such other facilities as may be agreed upon from time to time between the Bank and the borrower for sums not exceeding at any one time in the aggregate the sum Rs. 210,00,000/00 (Rupees Two _______________________ only)
               (hereinafter referred to as "the aforesaid credit facilities") on the terms and conditions specified and contained therein.

                    AND WHEREAS one of the conditions specified and contained in this said Agreement of Loan is that the borrower shall as security for due payment of the said sum of Rs. 210,00,000/00 and interest discount commission charges and costs (between Advocate and client) and expenses payable to or incurred by the Bank in relation thereto hypothecate by way of first charge all the Borrower's goods book-debts and all other movable assets.

                    AND WHEREAS the Bank has requested the Borrower to execute these presents which the Borrower has agreed to do in the manner hereinafter expressed.

Hypothecation of goods etc.  (1)  This in pursuance of the said Agreement of
                              Loan and in consideration of the Bank having granted and/or agreed to grant to the Borrower all or some or any of the aforesaid credit facilities for the purposes and subject to the terms and conditions specified and contained in the said Agreement of Loan and in consideration of the Premises aforesaid it is hereby agreed and declared that all present and future goods book-debts and all other movable assets of the Borrower including documents of title to the goods, outstanding moneys, receivables including receivables by way of cash assistance and/or cash incentives under the Cash Incentive Scheme or any other Scheme claims including claims by way of refund of customs/excise duties under the Duty Drawback Credit Scheme or any other Scheme, bills, invoices documents, contracts, insurance policies, guarantees, engagements, securities, investments and rights and the present machinery listed in the schedule hereinto and all future machinery belonging to or in the possession or under the control of the Borrower wherever _______ stored and kept and whether in possession of the Borrower or of the Bank or of any third party whether in India or elsewhere throughout the world (including all such goods, other movable assets as may be in course of shipment transit or delivery) (hereinafter referred to as "the said goods and assets") shall stand hypothecated to the Bank by way of first charge (subject, however, to any charge in favour of any third party which may have been modified by the Borrower and accepted by the Bank or of any third party whether in India or elsewhere throughout the world (including all such goods, other movable assets as may be in course of shipment transit or delivery) (hereinafter referred to as "the said goods and assets") shall stand hypothecated to the Bank by way of first charge (subject, however, to any charge in favour of any third party which may have been notified by the Borrower to the bank under or in respect of all or some or any of the aforesaid credit facilities granted or to be granted to the Borrower and also as security for the payment and discharged of all indebtedness whatsoever or liability of the Borrower to the Bank in respect of any liability undertaken by the Bank under any letter of credit opened or otherwise in respect of any account at any office of the Bank (whether in India or elsewhere and whether accrued, accruing or contingent and whether solely or jointly with others) any bills of exchange promissory notes or instruments at any time drawn made accepted or endorsed by the Borrower solely or jointly with others which the Bank may discount or become interested in together with all interest discount commission charges costs (between Advocate and Client) and expenses payable to or incurred by the Bank in relation thereto, Provided however, that where the Bank has at the specific request of the Borrower and in sole discretion communicated in writing to the Borrower that in respect of any specific items of goods, book-debts and other movable assets this charge by way of hypothecation will not operate, such goods book-debts and other movable assets shall be deemed as not having been hypothecated to the Bank as stated therein before.

Rights to charge interest at  (2) Interest shall be charged on the
such rate(s) as may be        outstanding(s) in the accounts opened in respect
determined by the Bank        of the aforesaid credit facilities at  such
                              rate(s) as may be determined by the Bank from time to time at the Bank's sole discretion on the basis of the any internal credit rating accorded to the Borrower or otherwise provided that the rate(s) shall be subject to changes in the State Bank
                              Advance Rate and/or changes in the interest rates prescribed by the Reserve Bank of India from time to time. Where interest is charged by the Bank at a concessionary rate or rates because of the credit facilities being granted by the Bank to the Borrower under the Interest Subsidy Scheme or any other Scheme(s) formulated by the Government and/or Reserve Bank of India and/or or any other authority from time to time, the Borrower agrees declares confirms and affirms that in the event of the withdrawal, modification and/or variation of such Scheme(s), the concessionary rate or rates of interest of the Bank applicable at the material time to such credit facilities shall become effective and the

                              Bank shall become entitled to charge the Borrower
                              such rate or rates of interest and the Borrower
                              shall pay to the Bank on demand the difference
                              between such concessionary rate or rates and the
                              usual rate or rates of interest of the bank
                              applicable at the material time to such credit
                              facilities and such difference shall become due
                              and payable by the Borrower to the Bank from the
                              date the withdrawal, modification and/or variation
                              of such Scheme(s) becomes effective, interest
                              shall be calculated respectively on the daily
                              balance of such account(s) and be debited thereto
                              on the last working day of the month or quarter
                              according to the practice of the Bank. The Bank
                              shall also be entitled to charge at its own
Rights to enhance the rate of discretion such enhanced rates of interest on the
interest.                     account(s) either of the entire outstandings or on
                              a portion thereof as it may fix for an
                              irregularity and for such period as the
                              irregularity continues or for such time as the Bank deems it necessary regard being had to the nature of their regularity and the charging of such enhanced rate of interest shall be without prejudice to the Bank's other rights and remedies.

                              (3) That the bank shall not be required to grant or continue all or some or any of the aforesaid credit facilities otherwise than at the Bank discretion and in no circumstances for sums exceeding at any one time in the aggregate the sum of Rs. 210,00,000/00 (Rupees Two __________only)
                              or a sum equal to a stated percentage of the value of the said goods and assets which the Bank may specify from time to time whichever sum may be the less, valuation being done in the manner and at the rate approved by the Bank.

                              (4) That the Borrower will at all times maintain a sufficient quantity a market value of the said goods and assets to provide margins security required by the Bank from time to time and will forthwith whenever necessary provide further goods and assets (approved by the Bank) to restore such margins or pay the Bank the equivalent cash. In respect of the letters of credit opened or guarantees or indemnities issued by the Bank on behalf of the Borrower, the Borrower's deposit sufficient cash or others security as may be acceptable to Bank as margin money as stipulated by the Bank. The Bank shall be entitled to and shall at its sole discretion charge margins and the Borrower shall be bound by it not withstanding margins earlier agreed to by the Bank.

                              (5) That the Bank shall be at liberty to leave any of the said goods and assets that may be hypothecated as aforesaid valued by an appraiser appointed by the Bank and the Borrower shall render/give all assistance/co-operation to such appraiser and the fees and expenses of such appraisement shall be debited to the said accounts opened by the Bank and shall be in charge on the security created hereunder.



To insure property charged    (6) That all the said goods book debts and other
                              movable assets hypothecated, or otherwise charged
                              to the Bank as security for the aforesaid credit
                              facilities or any of them as may be required by
                              the Bank shall be kept at the Borrower's risk and
                              expense in good condition and fully insured by the
                              Borrower against loss or damages as may be
                              required by the Bank due to any reason whatsoever
                              and particularly the machineries hypothecated to
                              the Bank, against the fire and or such risk(s) as
                              the Bank may from time to time stipulate in the
                              joint names of the Borrower and the Bank with an
                              insurance company approved by the Bank and for
                              such amount as the Bank may consider necessary and
                              that the insurance policies shall be delivered to
                              the Bank when required by the Bank to do so, if
                              the Borrower fails to effect such insurance the
                              Bank may, but without being obliged to do so,
                              insure the said goods and other assets against the
                              fire and/or such risk(s) in such joint names and
                              debit the premium and other charges to any account
                              of the Borrower opened or to be opened and in the
On default the Bank may       event of the Bank being at any time apprehensive
insure                        that the safety of the goods and other assets and
                              machinery is likely to be endangered owing to riot and/or strike (including fire arising therefrom) and/or floods earthquakes etc. and/or also resulting in the loss of production therefrom the Bank may of its discretion but without being bound to do so insure or require the Borrower to insure the same in such joint names against any damage arising therefrom the cost of such extra insurance being payable by the Borrower and be debited to any such account. If the Bank desires that the said goods, and other movable assets shall be insured against theft the Borrower shall provide the necessary cover therefor. The Borrower shall provide if the bank so directs sufficient insurance cover against breakdown of such machineries and against loss and damage by fire lighting and flood to such properties of the Borrower. The Borrower further expressly agrees that the Bank shall be entitled to adjust settle compromise or relet to arbitration any dispute arising under or in connection with any insurance and such adjustment, settlement compromise and any award made on such arbitration shall be valid and binding on the Borrower and also to receive all moneys payable under any such insurance or under any claim made thereunder and to give a valid receipt therefor, and that the amount so received shall be credited to the Borrower's account and the Borrower shall not raise any question that a large sum might or ought to have been received or be entitled to dispute his liability for the balance remaining due to any account or accounts after such credit, provided that the bank may at its own absolute and unqualified discretion waive all or any of these requirement.

                              (7) That the Bank its Agents and Nominees shall be entitled, at all times without notice to the Borrower but at the Borrower's risk and expense and if so required as Attorney for and in the name of the Borrower to enter any place where the said goods and assets may be and inspect, value insure, superintend disposal and/or take particulars of all or any or part of the said goods and assets and check any statements accounts reports information and for the purpose of such entry to do all acts, deeds and things deemed necessary by the Bank including breaking open of anyplace where the hypothecated goods and the banks agreement or other documents relating to the hypothecated goods and the books of account or other documents relating to the hypothecated debts or assets may be lying or stored or kept and also on any default of the Borrower in payment of any money hereby secured or the performance of any obligation of the Borrower to the Bank or breach of any terms of the said Agreement of Loan or the occurrence of any circumstances in the opinion of the Bank endangering this security to take charge of, seize, recover, receive, take possession of, inter- alia, by putting its locks on the godowns and other places where the hypothecated goods or account books and other documents relating to the hypothecated book-debts are lying or kept and to appoint receiver or remove all or any part of the said goods and assets and also all books of accounts, papers documents, and vouchers and other records relating thereto, and also to give notices and demands to debtors and third parties liable therefor sue for recovery receive and give receipts for the same and/or sell, realise, dispose at and deal with in any manner including by tender or public auction or private contract and whether with or without the intervention of Court all or any part of the said goods and assets and to enforce realise settle compromise submit to arbitration and deal in any manner with any rights and debts or claims relating therefor and to complete any engagements and carrying on the business of the Borrower through Agents, Managers or otherwise without being bound to exercise any of these powers or being liable for any loss in the exercise thereof and without prejudice to the Bank's rights and remedies of suit or otherwise and notwithstanding there may be any pending suit or other proceedings the Borrower undertaking to give immediate possession to the Bank on demand of the aid goods and assets and to give notices to debtors as and when required by the Bank to transfer and deliver to the Bank all relative bills contracts securities papers and documents and agreeing to accept the Bank's account of sales receipts and realisations as sufficient proof of amounts, realised and relative and expenses to pay any shortfall or deficiency thereby shown provided that the Bank shall be entitled at all times to apply any other money or monies in its hands standing to the credit of or belonging to the Borrower in or towards payment of any amount for the time being payable to the bank in respect of all or some or any of the aforesaid credit facilities granted and/or agreed to be granted by the Bank or otherwise as aforesaid and to recover at any time from the Borrower by suit or otherwise the balance remaining payable to the Bank in respect of the aforesaid credit facilities or otherwise notwithstanding that all or any of the securities may not have been realised provided also that subject to these powers of the Bank the Borrower may with the approval of the Bank deal with the said goods and assets from time to time in due course of business provided the margin of security required by the Bank is fully maintained and on the terms of payment or delivery to the Bank of the proceeds thereof or documents therefor immediately thereof.


                        8. That the Borrower will submit to the Bank monthly or oftener as may be required statements of the said goods and assets hypothecated to the Bank in the form prescribed by the Bank from time to time with list of current insurance policies and amounts verified by certificate of the Borrower that the quantities and amounts stated are correct and that all the said goods and assets are fully covered by insurance and will also furnish and verify all statements reports returns, certificates and information and will also execute all documents and do all acts and things which the bank may require to give effect here to and all the Borrower authorises the bank and each of its Agents and Nominees as attorney for and in the name of the Borrower to do whatever the Borrower may be required to do hereunder.

                              9.  That this Agreement shall operate as a
                              continuing security for all moneys indebtedness and liabilities aforesaid notwithstanding the existence of a credit balance in the account or accounts at any time or any partial payments or fluctuations of accounts.

                              10. That nothing herein contained shall prejudice and ___________ remedies of the bank in respect of any present guarantee obligation or decree for any indebtedness or liability of the Borrower to the Bank.

                              11. That the Borrower declares that all the said goods and assets hypothecated hereunder and are at present in existence and all the said goods and assets over which security may be created hereafter for all or some or any of the aforesaid credit facilities and are in existence at the time of such creation of security are and shall be the absolute property of the Borrower at his/its sole disposal and free from any prior charge lien or encumbrance as have been notified to the bank and accepted by it as having priority over its charge and all the future goods and assets to be given as security to the bank shall likewise be the unencumbered absolute and disposable property of the Borrower and the Borrower shall not without the Bank's prior permission create any mortgage, charge, lien or encumbrance of any kind upon or over the same or the undertaking property (whether movable or immovable) and assets (including uncalled share capital or any part thereof in the case of Borrower company) except to the Bank nor suffer any such mortgage, charged lien or encumbrance to effect the same or any part thereof nor do or allow anything that may prejudice the security while Borrower remains indebted or liable to the Bank in any manner without Bank's written consent. The Borrower shall also not report to outside borrowings without the bank's prior written consent.

                              12. Subject always to the Bank's right powers and privileges under this Agreement or otherwise the Borrower may with the approval of the bank and in due course of business sell from time to time the said goods and assets which have been hypothecated to the Bank provided the margins of security required by the Bank are always fully maintained and on the terms of payment and deliver to the Bank of the proceeds thereof the documents relating thereto immediately on receipt and on the express understanding the security created hereunder and all realisations recoveries and insurance proceeds thereof and all rights and interests in respect and all documents therefor shall always be kept distinguishable and held as the Bank's exclusive property specifically appropriated to the security created hereunder to be dealt with only under the directions of the Bank.

                              13. That the Bank shall not be under any liability whatsoever towards the Borrower or any other person for any loss or damage to the said goods and assets the subject of this Agreement from or in whatever cause or manner arising whether such goods and assets shall be in the possession of the bank or not at the time of such loss or damage or the happening of the cause thereof. The Borrower shall at all times indemnify and keep indemnified the Bank from and against all suits proceedings costs charges claims and demands whatsoever that may at any time arise or be brought or made by the any person against the bank in respect of any acts matter and things lawfully done or caused to be done by the Bank in connection with the said goods and assets or in pursuance of the rights and power of the Bank under this Agreement.

                              14. That the Borrower shall display the Bank's name on the godown factory and other places approved by the Bank where such goods and assets as are hypothecated to the Bank and against which limits for purposes of drawings have been fixed under all or some any of the aforesaid credit facilities have been stored indicating that such goods and assets are hypothecated to the Bank.

                              15. All the machineries of the Borrower
                              hypothecated and charged to the Bank shall be treated as movable property and not as an immovable property and shall bear the name of the Bank indicating that the said machineries are hypothecated and charged to the Bank. The Borrower shall also exhibit conspicuously in the main-hall of the factory a list showing the items of machineries hypothecated and charged to the Bank.

                                 THE SCHEDULE REFERRED TO HEREINABOVE

                              (Give description of the machinery hypothecated)

                              IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first hereinabove written.

                              THE COMMON SEAL* OF MODULAR ELECTRONICS (India)
                              ______________.


                              was hereunto fixed pursuant to the resolution of the Board of Directors passed in that behalf on _________________ day of _______________ 1996

                              in the presence of ____________________________
                              ______________________________________



__________________
* The Common Seal of the Company or Society must be affixed in accordance with the Articles of Association of the Company or the Bye-laws of the Society.

                              SIGNED by ______________________ For and on behalf of the ____________________ State Bank of Hyerabad


                              (Department)
signed Sealed and Delivered by   For and on behalf of Messrs
Shri/Smi./Kum.

for and on behalf of

Messrs

as Proprietor/Proprietress       Proprietor/Proprietress

OR

Signed Sealed and Delivered by   For and on behalf of Messrs

Shri/Smi./Kum.                   1.

Shri/Smi./Kum.                   2.

Shri/Smi./Kum.                   3.

Shri/Smi./Kum.                   4.

for and on behalf of             Partners

Messrs

as partners

OR

Signed Sealed and Delivered by   For and on behalf of Messrs

Shri

for and on behalf of

Messrs

as karta of his joint family     Karta

THE COMMON SEAL - OF THE ABOVE
NAMED

was hereunto

affixed in pursuance of a __  OF THE                  _______________
Committee of  __    of the said Society

__ on the    day of

and these presents have been signed

by(1)

and                                                   _________

(2)

                                    MEMBERS OF THE
Members of the said Committee and   MANAGING COMMITTEE

the Secretary thereof               SECRETARY

                              ______________________ of the Bank and as such one
                              of the authorised (Designation)
                              _______________________ Officers of the said bank
                              for and behalf of the Bank
                              ___________________________________ (Authorised
                              Officers)